Exhibit 10.11

GABRIEL BENJAMIN DIAZ SOTO

NOTARY 131 OF THE FEDERAL DISTRICT

CERTIFIED COPY OF THE PUBLIC INSTRUMENT OF THE IRREVOCABLE TRUST AGREEMENT ON THE MANAGEMENT, GUARANTEE AND SOURCE OF PAYMENT WITH RIGHTS OF REVERSION, ENTERED INTO BETWEEN “CHRYSLER DE MÉXICO,” SOCIEDAD ANÓNIMA DE CAPITAL VARIABLE [VARIABLE CAPITAL CORPORATION], “BANCO NACIONAL DE COMERCIO EXTERIOR,” SOCIEDAD NACIONAL DE CRÉDITO [GOVERNMENT-CONTROLLED DEVELOPMENT BANK], A DEVELOPMENT BANKING INSTITUTION, AND “NACIONAL FINANCIERA,” SOCIEDAD NACIONAL DE CRÉDITO, A DEVELOPMENT BANKING INSTITUTION, PARTY OF THE FIRST PART, AND “NACIONAL FINANCIERA,” SOCIEDAD NACIONAL DE CRÉDITO, A DEVELOPMENT BANKING INSTITUTION, FIDUCIARY ADMINISTRATION, PARTY OF THE SECOND PART.

NO. 44,704 BOOK 738 YEAR 2010 AFF/EVB/RCCG

***	Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

[stamp:] LIC. G. BENJAMIN DIAZ SOTO UNITED MEXICAN STATES NOTARY’S OFFICE NO. 131 FEDERAL DISTRICT, MEXICO	GABRIEL BENJAMIN DIAZ SOTO NOTARY 131 OF THE FEDERAL DISTRICT

BOOK SEVEN HUNDRED THIRTY-EIGHT.

FORTY-FOUR THOUSAND, SEVEN HUNDRED AND FOUR.

FEDERAL DISTRICT, MEXICO, on the first of July, two thousand and ten.

I, GABRIEL BENJAMÍN DÍAZ SOTO, notary number one hundred and thirty-one in the Federal District, hereby record THE IRREVOCABLE TRUST AGREEMENT ON THE MANAGEMENT, GUARANTEE AND SOURCE OF PAYMENT WITH RIGHTS OF REVERSION (the “Agreement”) entered into between “CHRYSLER DE MÉXICO,” SOCIEDAD ANÓNIMA DE CAPITAL VARIABLE, represented by Gerard Joseph Strayhorn and María Cristina Alcalá Rosete, hereinafter called “CHRYSLER MÉXICO,” “TRUSTOR,” or “SECONDARY BENEFICIARY,” “BANCO NACIONAL DE COMERCIO EXTERIOR,” SOCIEDAD NACIONAL DE CRÉDITO, A DEVELOPMENT BANKING INSTITUTION (“Bancomext”), represented by Luis Alfonso Jaime Acosta Cobos and Eduardo Muñiz Juárez, and “NACIONAL FINANCIERA,” SOCIEDAD NACIONAL DE CRÉDITO, A DEVELOPMENT BANKING INSTITUTION (“Nafin”), represented by Víctor Gabriel Martín del Campo Cervera; in the following, Bancomext and Nafin will be referred to jointly as the “PRIMARY BENEFICIARIES,” party of the first part, and “NACIONAL FINANCIERA,” SOCIEDAD NACIONAL DE CRÉDITO, A DEVELOPMENT BANKING INSTITUTION, FIDUCIARY ADMINISTRATION, represented by its General Fiduciary Delegate, Lic. Héctor David Flores Ávalos, hereinafter the “TRUSTEE,” party of the second part, subject to the following recitals, representations, and clauses:

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RECITALS

A. THE CHRYSLER PLANT LOCATED IN SALTILLO

I. By public instrument number one hundred and ninety-seven of July twenty-fourth, nineteen ninety-five, executed before Lic. Armando Javier Prado Delgado, notary number eleven in Saltillo, State of Coahuila, the first certified copy of which was recorded in the Public Registry of Real Estate of Saltillo, State of Coahuila, in Section One, Book two hundred ninety-five, under entry number twenty-nine thousand four hundred sixty-two, on October sixth, nineteen ninety-five, “CHRYSLER DE MÉXICO,” SOCIEDAD ANÓNIMA [STOCK CORPORATION], purchased, for the price of FOUR HUNDRED FIFTY THOUSAND NEW PESOS, LEGAL CURRENCY, the LOT LOCATED IN EJIDO AGUANUEVA, IN THE MUNICIPALITY OF SALTILLO, STATE OF COAHUILA, which has the surface area and boundaries described in the document as follows:

“… total area of 764-35-27 (SEVEN HUNDRED SIXTY-FOUR HECTARES, THIRTY-FIVE ARES AND TWENTY-SEVEN CENTIARES), included within the following construction area: From point 0 to 1, in the direction S 52° 11’ 38” W, we measure a distance of (1,647.97) one thousand, six hundred forty-seven meters and ninety-seven centimeters along the property of Mr. Luis Ramírez de la Peña; from point 1 to 2, in the direction S 25° 42’ 12” W, we measure a distance of (977.25) nine hundred seventy-seven meters and twenty-five centimeters along the property of Rodolfo Ramírez de la Peña; from point 2 to 3 in the direction S 73° 21’ 12” W, we measure a distance of (625.49) six hundred twenty-five meters and forty-nine centimeters; from point 3 to 4, in the direction S 74° 08’ 22” W, we measure a distance of (1,146.01) one thousand, one hundred forty-six meters and one centimeter; from point 4 to 5, in the direction S 74° 06’ 57” W, we measure a distance of (1,062.90) one thousand sixty-two meters and ninety centimeters; from point 5 to 6, in the direction S 74° 09’ 42” W, we measure a distance of (573.24) five hundred seventy-three meters and twenty-four centimeters; from point 6 to 7, in the direction S 74° 00’ 07” W, we measure a distance of (1,036.25) one thousand thirty-six meters and twenty-five centimeters, all of these points bordering on a right of way for the Road Saltillo General Cepeda-Parras and on Ejido Agua Nueva; from point 7 to 8, in the direction N 24° 44’ 52” E, we measure a distance of (578.41) five hundred seventy-eight meters and forty-one centimeters; from point 8 to 9, in the direction N 24° 43’ 32” E, we measure a distance of (725.75) seven hundred twenty-five meters and seventy-five centimeters, from point 9 to 10, in the direction N 24° 43’ 57” E, we measure a distance of (1,971.96) one thousand nine hundred seventy-one meters ninety-six centimeters, all three of these points bordering on property owned by Luis Guadalupe Fernández Talamantes; from point 10 to 12, in the direction N 71° 04’ 02” E, we measure a distance of (1,096.71) one thousand ninety-six meters and seventy-one centimeters; and from point 12 to 0, to close off the perimeter, in the direction N 71° 00’ 42” E, we measure a distance of (1,363.63) one thousand, three hundred sixty-three meters and sixty-three centimeters, these three points bordering on property owned by the Engineer Cesar Cantú Benavides (prior to Roberto Parra Reyes). Including a fence, wind powered water well, and storage tank….”

“THE TRUSTOR” declares expressly and under oath that, on the lot described above, it constructed, using its own funds, the property referred to in the first clause as “CHRYSLER PLANT,” which is developed as described in said clause.

[stamp:] LIC. G. BENJAMIN DIAZ SOTO UNITED MEXICAN STATES NOTARY’S OFFICE NO. 131 FEDERAL DISTRICT, MEXICO	GABRIEL BENJAMIN DIAZ SOTO NOTARY 131 OF THE FEDERAL DISTRICT
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II. “THE TRUSTOR” declares expressly and under oath that the property described in the foregoing recital is free of encumbrances and current on the payment of taxes, which it has verified as follows:

A. As to being free of encumbrances: by means of a certificate of freedom of encumbrances submitted to the Public Registry of Real Estate in Saltillo, State of Coahuila, on June eighteenth, two thousand and ten, which I have attached to the appendix hereto under letter “A.”

B. As to [being current on the payment of taxes], as follows:

a. By means of the certificate showing that I do not owe any real-estate tax, a photocopy of which I have attached to the appendix hereto under letter “B.”

b. By means of the real-estate tax receipt, a photocopy of which I have attached to the appendix hereto under letter “C.”

c. Likewise, in terms of charges for the supply of water, there are none because the property has a well.

B. THE CHRYSLER LABORATORY LOCATED IN THE FEDERAL DISTRICT.

III. By means of public instrument number sixty-six thousand four hundred eighty-three, dated October twenty-sixth, two thousand, [executed] before Luis Felipe Morales Viesca, notary number twenty-two in the Federal District, acting as associate notary number sixty, the first certified copy of which was recorded in the Public Registry of Real Estate of this capital, on actual page numbers one million one hundred and eighty-three thousand seventy-seven, one million one hundred fifty-six thousand five hundred five, nine million two hundred ten thousand three hundred seventy-four,4, ledger 1; one million one hundred eighty-four thousand two hundred eighty-eight and one million one hundred eighty-four thousand two hundred eighty-seven, a record was made of, inter alia, the sale agreement by which “DAIMLERCHRYSLER DE MÉXICO,” SOCIEDAD ANÓNIMA DE CAPITAL VARIABLE (now “CHRYSLER DE MÉXICO,” SOCIEDAD ANÓNIMA DE CAPITAL VARIABLE), purchased, for the price of ONE MILLION NINE HUNDRED THOUSAND DOLLARS, LEGAL CURRENCY IN THE UNITED STATES OF AMERICA, LOT THREE, LOCATED ON THE ROAD CAMINO A SAN MATEO NUMBER TWO HUNDRED TWENTY-TWO, COLONIA ABDÍAS GARCÍA SOTO, BOROUGH OF CUAJIMALPA, IN THE FEDERAL DISTRICT, with an area of NINE THOUSAND FIVE HUNDRED SQUARE METERS and boundaries as specified in the aforementioned document.

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IV. By means of public instrument number sixty-seven thousand nine hundred eighty dated December nineteenth two thousand and one, [executed] before the same notary as with the foregoing document, the first certified copy of which was recorded in the Public Registry of Real Estate of this capital, with respect to the property referred to in this instrument, on actual page number one million two hundred three thousand eighty-two, the following acts were recorded:

a) The Sale Agreement by which “DAIMLERCHRYSLER DE MÉXICO,” SOCIEDAD ANÓNIMA DE CAPITAL VARIABLE (now “CHRYSLER DE MÉXICO,” SOCIEDAD ANÓNIMA DE CAPITAL VARIABLE) purchased the following properties:

1. For the price of ONE HUNDRED FIVE THOUSAND FOUR HUNDRED TWENTY-FOUR DOLLARS AND SIXTY-FIVE CENTS, LEGAL CURRENCY IN THE UNITED STATES OF AMERICA, LOT 2B, LOCATED ON THE ROAD CAMINO A SAN MATEO NUMBER TWO HUNDRED TWENTY-EIGHT, COLONIA ABDÍAS GARCÍA SOTO, BOROUGH OF CUAJIMALPA, IN THE FEDERAL DISTRICT, with the area and boundaries specified in the aforementioned document.

2. For the price of TWO HUNDRED THIRTY-FOUR THOUSAND FIVE HUNDRED SIXTY-FIVE DOLLARS AND THIRTY-FIVE CENTS, LEGAL CURRENCY IN THE UNITED STATES OF AMERICA, TWENTY-TWO POINT FOUR THOUSAND TWO HUNDRED THIRTY-FIVE PERCENT OF THE OWNERSHIP INTEREST IN LOT TWO A, LOCATED ON THE ROAD CAMINO A SAN MATEO NUMBER TWO HUNDRED TWENTY-EIGHT, COLONIA ABDÍAS GARCÍA SOTO, BOROUGH OF CUAJIMALPA, IN THE FEDERAL DISTRICT, with the area and boundaries specified in the aforementioned document.

b) The redivision into lots agreed to by “ARENERA MEXICANA,” SOCIEDAD ANÓNIMA DE CAPITAL VARIABLE and “DAIMLERCHRYSLER DE MÉXICO,” SOCIEDAD ANÓNIMA DE CAPITAL VARIABLE (now “CHRYSLER DE MÉXICO,” SOCIEDAD ANÓNIMA DE CAPITAL VARIABLE) of the properties identified as LOT TWO A, LOT TWO B, described in this recital, and LOT THREE, described in the foregoing recital, LOCATED ON THE ROAD CAMINO A SAN MATEO NUMBER TWO HUNDRED TWENTY-EIGHT, COLONIA ABDÍAS GARCÍA SOTO, BOROUGH OF CUAJIMALPA, IN THE FEDERAL DISTRICT, which produced TWO LOTS identified as LOT TWO A and LOT THREE, with the area and boundaries specified in the aforementioned document.

c) The Dissolution of Joint Tenancy and Allocation of Assets executed by “ARENERA MEXICANA,” SOCIEDAD ANÓNIMA DE CAPITAL VARIABLE and “DAIMLERCHRYSLER DE MÉXICO,” SOCIEDAD ANÓNIMA DE CAPITAL VARIABLE (now “CHRYSLER DE MÉXICO,” SOCIEDAD ANÓNIMA DE CAPITAL VARIABLE) with respect to LOT TWO A and LOT THREE, RESULTING

[stamp:] LIC. G. BENJAMIN DIAZ SOTO UNITED MEXICAN STATES NOTARY’S OFFICE NO. 131 FEDERAL DISTRICT, MEXICO	GABRIEL BENJAMIN DIAZ SOTO NOTARY 131 OF THE FEDERAL DISTRICT
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FROM THE REDIVISION INTO LOTS DESCRIBED IN THE FOREGOING SECTION AND LOCATED ON THE ROAD CAMINO A SAN MATEO NUMBER TWO HUNDRED TWENTY-EIGHT, COLONIA ABDÍAS GARCÍA SOTO, BOROUGH OF CUAJIMALPA, IN THE FEDERAL DISTRICT, applying to “DAIMLERCHRYSLER DE MÉXICO,” VARIABLE CAPITAL CORPORATION, (currently “CHRYSLER DE MÉXICO,” VARIABLE CAPITAL CORPORATION,) LOT THREE RESULTING FROM THE REDIVISION OF LOTS TWO A, TWO B AND THREE, LOCATED ON THE ROAD CAMINO A SAN MATEO NUMBER TWO HUNDRED TWENTY-EIGHT, COLONIA ABDÍAS GARCÍA SOTO, BOROUGH OF CUAJIMALPA, IN THE FEDERAL DISTRICT, with the area and boundaries described in the aforementioned document as follows:

“…B. LOT THREE: AREA: ELEVEN THOUSAND THREE HUNDRED EIGHTY-FOUR POINT TWENTY FIVE SQUARE METERS and the following metes and boundaries: TO THE WEST, in two sections from south to north measuring sixty-three meters seventy-eight centimeters and three meters ninety-five centimeters respectively along the Mexico-Toluca Highway; TO THE NORTH, in a broken line running west to east in seven sections measuring twenty-three meters eleven centimeters, eight meters nine centimeters, fourteen meters thirty-seven centimeters , seven meters forty-two centimeters, seventeen meters eighty-eight centimeters, fourteen meters ninety centimeters, and eleven meters forty-four centimeters respectively, with private lots; TO THE EAST, in a broken line running north to south in eight sections measuring eleven meters forty-one centimeters, five meters forty-one centimeters, twelve meters thirty-two centimeters, sixteen meters ninety-nine centimeters, six meters fifty-four centimeters, ninety centimeters, fifty-eight centimeters, and thirty-five meters eleven centimeters respectively, with private lots; TO THE SOUTHEAST, in a broken line running east to south in eight sections measuring twenty meters, seven meters thirty-two centimeters, twenty meters, ten meters sixty-nine meters, three meters thirty-six centimeters, ten meters three centimeters, six meters five centimeters and one meter twenty centimeters respectively, along Camino San Mateo Santa Rosa; TO THE SOUTH, in a broken line running east-west in four sections measuring seventy meters thirty-five centimeters, seventeen meters thirty-seven centimeters, nineteen meters twenty-six centimeters and ten meters twenty-two centimeters respectively, along lot TWO A….”

d) The amendment to the Right-of-way executed by “ARENERA MEXICANA,” SOCIEDAD ANÓNIMA DE CAPITAL VARIABLE, ERNESTO FLORES MALDONADO and FRANCISCA MÁRQUEZ ROMERO DE FLORES and “DAIMLERCHRYSLER DE MÉXICO,” SOCIEDAD ANÓNIMA DE CAPITAL VARIABLE (now “CHRYSLER DE MÉXICO,” SOCIEDAD ANÓNIMA DE CAPITAL VARIABLE).

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I have transcribed verbatim the pertinent part of said public instrument below:

“…CHAPTER FOUR

AMENDMENT TO THE

RIGHT-OF-WAY

ONE. ARENERA MEXICANA, SOCIEDAD ANÓNIMA DE CAPITAL VARIABLE, represented by its legal representative, ANDRÉS FLORES MÁRQUEZ; ERNESTO FLORES MALDONADO and FRANCISCA MÁRQUEZ ROMERO DE FLORES, both represented by ERNESTO FLORES MÁRQUEZ and DAIMLERCHRYSLER DE MÉXICO, SOCIEDAD ANÓNIMA DE CAPITAL VARIABLE, represented by LIC. JOSÉ MIGUEL ARELLANO VIVEROS, hereby agree to amend the RIGHT-OF-WAY that was established in the public instrument described in recital VII section C, which will remain as follows:

TWO. The estates that are established as being subject to the easement in this document are as follows:

A. owned by ARENERA MEXICANA, SOCIEDAD ANÓNIMA DE CAPITAL VARIABLE:

1. Lot ONE, resulting from the subdivision of the section identified as Lot 2, likewise resulting from the subdivision of the piece of land referred to as “La Lomita,” located in the Jurisdiction of Cuajimalpa, Federal District (now the road Camino a San Mateo, Colonia Abdías García Soto, Borough of Cuajimalpa de Morelos, Federal District), which was described in section A of recital III hereof and has a total area of FIVE THOUSAND TWENTY-NINE SQUARE METERS AND SEVEN HUNDRED FIFTY SQUARE MILIMETERS, the RIGHT-OF-WAY being established on an area of SEVEN HUNDRED FIFTY SQUARE METERS AND THREE SQUARE CENTIMETERS, which leaves it with a useful area of FOUR THOUSAND TWO HUNDRED SEVENTY-NINE SQUARE METERS AND FIVE SQUARE CENTIMETERS, with the metes and boundaries specified on the plan described below.

[stamp:] LIC. G. BENJAMIN DIAZ SOTO UNITED MEXICAN STATES NOTARY’S OFFICE NO. 131 FEDERAL DISTRICT, MEXICO	GABRIEL BENJAMIN DIAZ SOTO NOTARY 131 OF THE FEDERAL DISTRICT
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2. Lot TWO A, resulting from the subdivision and redivision into lots of Lot TWO, which in turn resulted from the subdivision of the piece of land referred to as “La Lomita,” located in the Jurisdiction of Cuajimalpa, Federal District (now the road Camino a San Mateo, Colonia Abdías García Soto, Borough of Cuajimalpa de Morelos, Federal District), which was described in section A of recital VIII hereof and currently has a total area of FOUR THOUSAND FOUR HUNDRED NINETY-SEVEN SQUARE METERS AND FIFTY-ONE SQUARE DECIMETERS, establishing the RIGHT-OF-WAY on an area of ONE THOUSAND TWO HUNDRED FIFTY-THREE SQUARE METERS AND TWENTY-FIVE SQUARE DECIMETERS, which leaves it with a useful area of THREE THOUSAND TWO HUNDRED FORTY-FOUR SQUARE METERS AND TWENTY-SIX SQUARE DECIMETERS, with the metes and boundaries specified on the plan described below.

B. Estate owned by ERNESTO FLORES MALDONADO and FRANCISCA MARQUEZ ROMERO DE FLORES.

LOT ONE, on the road Camino a San Mateo, no number, in Colonia Abdías-García Soto, Borough of Cuajimalpa de Morelos, Federal District, which was described in recital V and has an AREA of: SIX THOUSAND NINE HUNDRED NINETY-THREE SQUARE METERS AND EIGHTY-SIX SQUARE DECIMETERS, establishing the RIGHT-OF-WAY on an area measuring ONE THOUSAND ONE HUNDRED SEVENTY-FIVE SQUARE METERS, and having a green area measuring TWENTY-SEVEN SQUARE METERS AND SIXTEEN SQUARE DECIMETERS, which leaves it with a useful area of FIVE THOUSAND SEVEN HUNDRED NINETY-ONE SQUARE METERS AND SEVENTY SQUARE DECIMETERS, with the metes and boundaries specified on the plan described below.

The parties have shown me a pan that they have signed and ratified in this proceeding. The plan specifies the area, perimeters, and boundaries forming the RIGHT-OF-WAY, as well as the useful area of each estate. The plan is attached to the appendix hereto and labeled “J,” and a duplicate of the plan will be attached to every copy of this document that is issued.

THIRD. DOMINANT ESTATE. The estate established as the DOMINANT ESTATE for the right-of-way is LOT 3, resulting from the subdivision, redivision and consolidation of Lot Two, which in turn resulted from the subdivision of the piece of land referred to as “La Lomita,” located in the Jurisdiction of Cuajimalpa, Federal District (now the road Camino a San Mateo, Colonia Abdías García Soto, Borough of Cuajimalpa de Morelos, Federal District), which was described in section B of recital VIII hereof and has a total AREA of: ELEVEN THOUSAND THREE HUNDRED EIGHTY-FOUR SQUARE METERS AND TWENTY-FIVE SQUARE DECIMETERS.

FOUR. EXPENSES TO BE INCURRED ON THE EASEMENT.

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For purposes of Article one thousand one hundred eighteen of the Civil Code for the Federal District, the Parties agree that the costs of maintenance and upkeep associated with the RIGHT-OF-WAY established herein will be covered by the parties on a pro rata basis according to the area held by each of them.

The parties agree to form a Professional Partnership to perform the maintenance and upkeep of the RIGHT-OF-WAY. However, these expenses will be paid on a pro rata basis exclusively by the owners of the estates actually being used or undergoing real-estate development.

The parties agree that under no circumstance will the administration of the Professional Partnership limit the right of payment of any person to the dominant estate and that the administration of this Partnership will be the responsibility of DAIMLERCHRYSLER DE MÉXICO, SOCIEDAD ANÓNIMA DE CAPITAL VARIABLE for the first two (2) years of its existence and may be extended if the members of the organization so determine….”

“THE TRUSTOR” declares expressly and under oath that, on the lot of land described above, it constructed, using its own funds, the property referred to in the first clause as “CHRYSLER LABORATORY,” which is developed as described in said clause.

V. “THE TRUSTOR” declares expressly and under oath that the property described in the foregoing recital is free of encumbrances and current on the payment of taxes, which it has verified by means of a certificate of encumbrances filed at the Public Registry of Real Estate of this capital on May sixth, two thousand ten, which I have attached to the appendix hereto under letter “D.”

Likewise, the Parties agree to sign the present document with the certificate of encumbrances having an expired preemptive notice after I, the notary, explained to them the effects that this would have, thereby releasing the undersigned notary from any liability that might arise as a result.

VI. The property referred to in this document covers its taxes using the following account number:

a. Real-estate tax:

“156-304-01-000-2.”

(one hundred fifty-six hyphen three hundred four hyphen zero one hyphen zero zero zero hyphen two).

b. Likewise, the property does not have any water bills pending since it has a cistern that is supplied via a system of pipes.

[stamp:] LIC. G. BENJAMIN DIAZ SOTO UNITED MEXICAN STATES NOTARY’S OFFICE NO. 131 FEDERAL DISTRICT, MEXICO	GABRIEL BENJAMIN DIAZ SOTO NOTARY 131 OF THE FEDERAL DISTRICT
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“THE TRUSTOR” declares expressly and under oath that the aforementioned property is current on the payment of taxes and that “THE TRUSTOR” has the statements and receipts indicated in the document I have attached to the appendix hereto under letter “E” and that only the two thousand and ten period is not covered because “THE TRUSTOR” applied for a subsidy from the Department of Finance, as it assists the Government of the Federal District in implementing programs for the Promotion of Employment and Productivity in Science and Technology, in accordance with the documents I have attached to the appendix hereto as letter “F one.”

VIII. As annex “F two,” I will attach to the appendix hereto the soil-use zoning certificate issued by the Department of Urban Development and Housing of the Federal District.

REPRESENTATIONS

I. REPRESENTATIONS OF “NAFIN.” THROUGH ITS LEGAL REPRESENTATIVE, HEREBY DECLARES THAT:

a) It is a Government-controlled Development Bank and a Development Banking Institution, governed by the Organic Law of Nacional Financiera, published in the Official Gazette of the Federation on December twenty-sixth, nineteen eighty-six, and its Organic Regulations, and that, as specified in said provisions, it is authorized to enter into the present Agreement;

b) It has fulfilled all relevant requirements and has obtained the necessary authorizations and consents for purposes of entering into the present Agreement and all other Transaction Documentation to which it is party;

c) Its representative has the necessary and sufficient powers to enter into the present Agreement in its name and on its behalf and to bind it to the terms hereof, as evidenced by public instrument number forty-seven thousand eight hundred twenty seven, dated November twenty-eight two thousand and eight, executed before Lic. Rogelio Magaña Luna, notary number one hundred fifty-six of the Federal District, the first certified copy of which was recorded in the Public Trade Registry of this capital on commercial page number one thousand two hundred seventy-five, and said powers have not been revoked, modified, or limited in any way whatsoever;

d) The present Agreement and the remaining Transaction Documentation to which it is party constitute legal obligations that are valid and enforceable against it;

e) The present Agreement and the remaining Transaction Documentation to which it is party, as well as its fulfillment of the obligations contained therein, do not violate (i) its organic law or (ii) any law, regulation, decree, order, or decision applicable to it, and

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f) It wishes to enter into the present Agreement and to be bound by the terms hereof for the purposes and effects specified herein.

II. REPRESENTATIONS OF “BANCOMEXT.” THROUGH ITS LEGAL REPRESENTATIVES, BANCOMEXT HEREBY DECLARES THAT:

a) It is a Government-controlled Development Bank and a Development Banking Institution, governed by the Organic Law of Banco Nacional de Comercio Exterior, published in the Official Gazette of the Federation on January twentieth nineteen hundred eighty-six, and its Organic Regulations, and that, as specified in said provisions, it is authorized to enter into the present Agreement;

b) It has fulfilled all relevant requirements and has obtained the necessary authorizations and consents for purposes of entering into the present Agreement and all other Transaction Documentation to which it is party;

c) Its representatives have the necessary and sufficient powers to enter into the present Agreement in its name and on its behalf and to bind it to the terms hereof, as evidenced by public instrument number forty-one thousand nine hundred seventy-seven, dated August twenty-third, two thousand and six, executed before Lic. Maximino García Cueto, notary number fourteen of the Federal District, the first certified copy of which was recorded in the Public Trade Registry of this capital on commercial page number three thousand six hundred fifty-nine, dated September eleventh, two thousand and six, and public instrument number thirty-three thousand eight hundred eighty-seven, dated December first, nineteen ninety-six, executed before Lic. Maximino García Cueto, notary number fourteen of the Federal District, the first certified copy of which was recorded in the Public Trade Registry of the Federal District, on commercial sheet number three thousand six hundred fifty-nine, dated December seventeenth, nineteen ninety-seven, and said powers have not been revoked, modified, or limited in any way whatsoever;

d) The present Agreement and the remaining Transaction Documentation to which it is party constitute legal obligations that are valid and enforceable against it;

e) Entry into this Agreement and the remaining Transaction Documentation to which it is party, as well as its fulfillment of the obligations contained therein, do not violate (i) its organic law or (ii) any law, regulation, decree, order, or decision applicable to it, and

f) It wishes to enter into the present Agreement and to be bound by the terms hereof for the purposes and effects specified herein.

[stamp:] LIC. G. BENJAMIN DIAZ SOTO UNITED MEXICAN STATES NOTARY’S OFFICE NO. 131 FEDERAL DISTRICT, MEXICO	GABRIEL BENJAMIN DIAZ SOTO NOTARY 131 OF THE FEDERAL DISTRICT
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III. REPRESENTATIONS OF “CHRYSLER MÉXICO.” THROUGH ITS LEGAL REPRESENTATIVES, CHRYSLER MÉXICO HEREBY DECLARES THAT, AS OF THE DATE OF THE PRESENT AGREEMENT:

a) It is a variable capital corporation, duly organized and validly existing pursuant to the laws of the United Mexican States, as evidenced by public instrument number thirteen thousand seven hundred seventy-four, dated October thirty-first, nineteen thirty-eight, executed before Lic. Rafael Oliveros Delgado, notary number twenty-six of the Federal District, the first certified copy of which was recorded in the Public Trade Registry of this capital in book three, volume one hundred and three, on page ninety-two(reverse) under number one hundred twenty-seven, on January thirty-first nineteen thirty-nine;

b) Its representatives have the necessary and sufficient powers to enter into the present Agreement in its name and on its behalf and to bind it to the terms hereof, as evidenced by public instrument number eighty thousand eight hundred eighty-seven, dated May seventh, two thousand and ten, executed before Lic. Luis Felipe Morales Viesca, notary number twenty-two of the Federal District, acting as associate notary number sixty, Lic. Francisco de P. Morales Díaz, the first certified copy of which is pending recording in the Public Trade Registry of this capital because it was executed [only] recently, and said powers have not been revoked, modified, or limited in any way whatsoever;

c) It does not require any corporate, governmental, or other permit or authorization in order to enter into and perform the present Agreement and the remaining Transaction Documentation to which it is party, or to execute the transactions specified therein, other than those permits and authorizations it has obtained as of the date hereof;

d) Entry into this Agreement and the remaining Transaction Documentation to which it is party, as well as its fulfillment of the obligations contained therein, do not violate (i) its corporate purpose or its bylaws, (ii) any contract, covenant, agreement, or other instrument to which it is party or to which its assets are subject, or (iii) any law, regulation, decree, order, or decision applicable to it;

e) To the best of its knowledge, the formation of this Agreement and the remaining Transaction Documentation and its fulfillment of the obligations contained therein do not violate the agreement referred to as “First Lien Credit Agreement” and dated June ten two thousand and nine, entered into by New Carco Acquisition LLC (now Chrysler Group LLC) and the creditors specified therein;

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f) It is the sole legitimate holder of the Initial Collection Rights (as this term is defined below), Collection Rights, which will be transferred to the Trust Assets free of encumbrances and without any restriction on ownership;

g) The Collection Rights derived from the Assembly Agreement and from its export sales to Chrysler Canada (as this term is defined below) constitute obligations that are valid and enforceable against Chrysler Group and Chrysler Canada, respectively, under the terms thereof;

h) The Assembly Agreement constitutes obligations that are valid and enforceable against each of the parties to it and is in full force and effect as of the date of entry into the present Agreement;

i) As of the date of entry into the present Agreement, the only Collection Rights existing are those derived from the export sales to the Chrysler Group under the Assembly Agreement and to Chrysler Canada pursuant to orders or purchase orders that Chrysler Canada provides to Chrysler México from time to time (the “Initial Collection Rights”).

j) CHRYSLER MÉXICO is the rightful owner of the Chrysler Properties, which are free of any mortgage, pledge, trust, or any other form of encumbrance, and of any promise or limitation of ownership, and, with respect to the import goods that are subject to use by the Chrysler Properties, all such goods have been duly and legally imported to Mexico under the definitive importation system. The certificates of freedom of encumbrances for the Chrysler Properties are attached to the appendix hereto under letters “A” and “D”;

k) Since the date of the valuations performed on the Chrysler Properties, valuations that are attached hereto under letters “G” and “H,” no event has occurred that has significantly reduced the value of these properties;

l) As of the date of this Agreement, CHRYSLER MÉXICO is not in insolvency or liquidation or in general breach of its obligations. It has not initiated proceedings, nor does it have knowledge of any proceedings being initiated, to have it declared to be in commercial bankruptcy or insolvency, bankruptcy, or liquidation, and the entry into and performance of this Agreement and the remaining Transaction Documentation to which it is party will not bring about its insolvency nor cause the breach of the obligations assumed by it;

[stamp:] LIC. G. BENJAMIN DIAZ SOTO UNITED MEXICAN STATES NOTARY’S OFFICE NO. 131 FEDERAL DISTRICT, MEXICO	GABRIEL BENJAMIN DIAZ SOTO NOTARY 131 OF THE FEDERAL DISTRICT
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m) As of the date of this Agreement, there has been no filing, nor does CHRYSLER MÉXICO have knowledge of any filing being made, of any action, complaint, claim, demand or proceeding before any jurisdictional body, governmental agency, or arbitrator that affects or could affect the lawfulness, validity, or enforceability of the present Agreement or of any of CHRYSLER MÉXICO’s obligations arising from or in connection with the Agreement or with the remaining Transaction Documentation to which it is party;

n) No act or event has occurred on or prior to the date of this Agreement that might adversely affect CHRYSLER MÉXICO’s ability to fulfill its obligations under this Agreement or the remaining Transaction Documentation to which it is party.

ñ) The present Agreement and the remaining Transaction Documentation to which it is party constitute legal obligations that are valid and enforceable against it;

o) It is in compliance with all laws, regulations, decrees, and orders of all governmental authorities applicable to it and its properties;

p) It conducts its business and operations in accordance with the laws applicable to it, and it holds the essential permits necessary to conduct its operations;

q) As of the date of the present Agreement, no strike, lockout, suspension or reduction of labor, collective labor actions or other similar labor proceedings are pending that affect or could affect any of its assets or facilities;

r) All of its representations contained in the certificates and other documents provided to the Primary Beneficiaries on or prior to the date of signing this Agreement, as updated thus far, are true and accurate insofar as they are relevant;

s) CHRYSLER MÉXICO wishes to transfer the Collection Rights, the Chrysler Properties, and the Machinery and Equipment to the Trust Assets for the purposes specified in the present Trust Agreement;

t) It acknowledges and agrees that (i) the truth and accuracy of its representations in this Agreement, (ii) the validity and enforceability of this Agreement, and (iii) the validity and enforceability of the transfer of the Collection Rights, the Chrysler Properties, and the Machinery and Equipment to the Trustee, constitute a determining factor of the Lenders’ intent to enter into the Credit Agreement;

u) Each and every one of the assets or rights that it transfers now or in the future to the Trust Assets originate, and shall originate, from lawful and legal sources, and

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v) CHRYSLER MÉXICO wishes to enter into the present Agreement and to be bound by the terms hereof for the purposes and effects specified herein.

IV. REPRESENTATIONS OF THE “TRUSTEE.” THROUGH ITS GENERAL FIDUCIARY DELEGATE, THE TRUSTEE HEREBY DECLARES THAT:

a) It is a Government-controlled Development Bank and a Development Banking Institution, governed by the Organic Law of Nacional Financiera, published in the Official Gazette of the Federation on December twenty-six, nineteen eighty-six, and its Organic Regulations, and that, as specified in said provisions, it is authorized to enter into the present Agreement;

b) Its general fiduciary delegate has the necessary and sufficient powers to enter into the present Agreement in its name and on its behalf and to bind it to the terms hereof, as evidenced by public instrument number forty-one thousand four hundred fifteen, dated December twentieth, two thousand seven, executed before Lic. Gabriel Benjamín Díaz Soto, notary number one hundred thirty-one of the Federal District, the first certified copy of which was recorded in the Public Trade Registry of this capital on commercial page number one thousand two hundred seventy-five, of January twenty-fifth, two thousand and eight, and said powers have not been revoked, modified, or limited in any way whatsoever;

c) It is legally authorized to provide trust services and to enter into the present Agreement and the remaining Transaction Documentation to which it is party;

d) Entry into this Agreement and the fulfillment of the obligations contained therein, do not violate the laws applicable to it or any agreement or commitment to which it is party;

e) It does not require any corporate, governmental, or other permit or authorization that is distinct from those it has obtained and which are in full effect in order to enter into and perform the present Agreement, and

f) It wishes to enter into the present Agreement and to be bound by the terms hereof for the purposes and effects specified herein.

CLAUSES

ONE. Definitions. Terms in which the first letter is capitalized in the present Agreement have the meaning assigned to them below, such meanings being applicable to both the singular and plural forms of these terms:

“Borrower” refers to the Trustee in its capacity as trustee as specified in the present Trust Agreement.

“Lenders” has the meaning assigned to it in the Credit Agreement.

“Administrator” refers to Chrysler México in its capacity as administrator in accordance with the Management and Collection Agreement, or to any company that

[stamp:] LIC. G. BENJAMIN DIAZ SOTO UNITED MEXICAN STATES NOTARY’S OFFICE NO. 131 FEDERAL DISTRICT, MEXICO	GABRIEL BENJAMIN DIAZ SOTO NOTARY 131 OF THE FEDERAL DISTRICT
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succeeds it under the terms of the same Management and Collection Agreement.

“Successor Administrator” refers to any Party that is designated in accordance with the present Agreement and the Management and Collection Agreement and has the experience and functional capacity required in order to enter into the Management and Collection Agreement with the Trustee.

“Credit Agent” has the meaning assigned to this term in the Credit Agreement.

“Guarantee Agent” has the meaning assigned to this term in the Credit Agreement.

“Outside Auditor” refers to the internationally renowned office of certified public accountants with offices in Mexico that is to be hired by the Trustee, as specified in the present Agreement, or, upon the resignation or termination of its assignment, any other internationally renowned office of certified public accountants hired by the Trustee with the consent of the Credit Agent.

“Enforcement Valuation” has the meaning assigned to this term in Clause Fourteen of the present Trust Agreement.

“Bancomext” has the meaning assigned to this term in the introduction to this Agreement.

“Assets Subject to Enforcement” refers to the Chrysler Properties and the Machinery and Equipment.

“Cause for Accelerated Maturity” has the meaning assigned to this term in the Credit Agreement.

“Certificates of Insurance” refers to the certificates to be issued by a renowned insurance agent, as specified in the present Agreement and the remaining Transaction Documentation, in which the insurance agent in question will state that (i) the Chrysler Properties and the Machinery and Equipment are insured against the risks specified in the document attached to the appendix hereto under letter “I,” (ii) the insurance policies covering the Chrysler Properties and the Machinery and Equipment are in force and are current on the payment of the respective premiums as of the date of issuance of the respective certificate, and (iii) the Trustee has been designated as the primary beneficiary in the event of damage or loss, pursuant to the respective insurance policies.

“Chrysler Canada” refers to Chrysler Canada Inc.

“Chrysler Group” refers to Chrysler Group LLC.

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“Chrysler México” refers to Chrysler de México, Sociedad Anónima de Capital Variable.

“Minimum Collection” refers to the amount of FIFTY MILLION DOLLARS, LEGAL CURRENCY IN THE UNITED STATES OF AMERICA, originating from collecting the Collection Rights derived from the Assembly Agreement and transferred to the Trust Assets.

“Structuring Fee” has the meaning assigned to this term in Clause Seven, section E (iii) of the present Agreement.

“Chrysler Canada Consent” refers to the document containing the consent of Chrysler Canada regarding the assignment of the Collection Rights derived from Export Sales to Chrysler Canada.

“Chrysler Group Consent” refers to the document containing the Chrysler Group’s consent regarding the assignment of the Collection Rights derived from the Assembly Agreement.

“Management and Collection Agreement” has the meaning assigned to this term in Clause Six of the present Agreement.

“Agency Agreement” refers to the agency agreement entered into on the date the present Agreement is signed by all of the Lenders, in which Bancomext is designated as Credit Agent and Nafin is designated as Guarantee Agent.

“Credit Agreement” has the meaning assigned to this term in Clause Six of the present Agreement.

“Outside Auditor Agreement” refers to the agreement to be entered into by the Trustee and the Outside Auditor under terms that are substantially equal to those set forth in the model agreement attached to the appendix hereto under letter “J.”

“Assembly Agreement” refers to the agreement identified as “CdM-CGLLC Contract Assembly and Technical Information Agreement,” of June tenth, two thousand nine, entered into between the Chrysler Group and Chrysler México. A Spanish translation of the Assembly Agreement prepared by an expert translator has been attached to the appendix hereto under the letter “K.”

“Independent Supervisor Agreement” has the meaning assigned to this term in Clause Six of the present Agreement.

“Payment Agreement” refers to the agreement to be entered into between the Trustee and Chrysler México, which will formalize the payment to the Trust Assets of Collection Rights from Export Sales vis-à-vis a debtor other than the Chrysler Group and Chrysler Canada, under terms that are substantially equal to those set forth in the model agreement attached to the appendix hereto under letter “L.”

[stamp:] LIC. G. BENJAMIN DIAZ SOTO UNITED MEXICAN STATES NOTARY’S OFFICE NO. 131 FEDERAL DISTRICT, MEXICO	GABRIEL BENJAMIN DIAZ SOTO NOTARY 131 OF THE FEDERAL DISTRICT
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“Credit” refers to the credit that the Lenders will grant to the Borrower under the terms of the Credit Agreement, in a principal sum of up to the peso equivalent of FOUR HUNDRED MILLION DOLLARS, LEGAL CURRENCY IN THE UNITED STATES OF AMERICA, at the exchange rate prevailing at each drawdown, provided that this amount does not include any sum relating to interest, commissions, expenses, incidentals, or any other amount (other than the outstanding principal) payable by the Borrower to the Lenders pursuant to the Credit Agreement and the remaining Transaction Documentation.

“Collection Account” has the meaning assigned to this term in Clause Seven, section A of the present Agreement.

“Credit Account” has the meaning assigned to this term in Clause Seven, section A of the present Agreement.

“Deposit” has the meaning assigned to this term in Clause Fourteen of the present Trust.

“Collection Rights” refers to all Collection Rights for Export Sales of Chrysler México, whether now or in the future, including but not limited to “i) rights to collect, claim, request, take and receive each and every one of the amounts payable by the Chrysler Group to Chrysler México under the Assembly Agreement, derived from export vehicle sales made by Chrysler México to the Chrysler Group, and any and all other amounts that Chrysler México has the right to receive from the Chrysler Group, including but not limited to rights to receive amounts relating to indemnification, reimbursement, or compensation of any kind associated with the investment, costs, and expenses incurred by Chrysler México for the construction, startup, and operation of the Fiat 500 Platform, and (ii) the rights to collect, claim, request, take and receive each and every one of the amounts payable to Chrysler México for Export Sales of any type of product, including vehicles, engines, and parts and spare parts, that it makes with the Chrysler Group, its subsidiaries or affiliates, or any third party.

“Initial Collection Rights” has the meaning assigned to this term in Representation III (i).

“Business Day” refers to any day on which the banks conduct banking transactions in Mexico City, Federal District.

“Credit Drawdowns” refers to the disbursements of the Credit that the Borrower may make in accordance with the terms of the Credit Agreement.

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“Transaction Documentation” refers to the present Agreement, the Credit Agreement, the Management and Collection Agreement, the Independent Supervisor Agreement, the Outside Auditor Agreement, the Chrysler Group Consent, the Chrysler Canada Consent, and the Power of Attorney.

“Dollars” or the symbol “USD” refers to the legal tender in the United States of America.

“Contingent Event” has the meaning assigned to this term in the Credit Agreement.

“Enforcement Event” refers to the Trustee’s receipt of a written notice from the Guarantee Agent informing the Trustee that a Cause for Accelerated Maturity has occurred and continues to exist under the terms of the Credit Agreement.

“Administrator Substitution Event” has the meaning assigned to this term in the Management and Collection Agreement.

“Trust” refers to the trust established in accordance with the present Agreement.

“Primary Beneficiaries” refers to Nafin and Bancomext, as well as any other Party deemed a “Lender” in the future under the terms of the Credit Agreement and the Agency Agreement.

“Secondary Beneficiary” refers to Chrysler México.

“Trustor” refers to Chrysler México.

“Trustee” refers to Nacional Financiera, Sociedad Nacional de Crédito, a Development Banking Institution, Fiduciary Administration, as trustee of the present Trust.

“Minimum [Cash] Flow” refers to the amount of cash that Chrysler México must contribute to the Trust Assets so that, beginning on the date of the first Credit Drawdown, the amount of FIFTY MILLION DOLLARS, LEGAL CURRENCY IN THE UNITED STATES OF AMERICA, can be deposited to the Trust Assets on a monthly basis, in the event that the amount resulting from the collection of the Collection Rights derived from the Assembly Agreement does not suffice to obtain a monthly cash flow of FIFTY MILLION DOLLARS, LEGAL CURRENCY IN THE UNITED STATES OF AMERICA.

“Structuring Expenses Fund” has the meaning assigned to this term in Clause Seven, section E of the present Agreement.

“Maintenance Fund” has the meaning assigned to this term in Clause Seven, section B of the present Agreement.

[stamp:] LIC. G. BENJAMIN DIAZ SOTO UNITED MEXICAN STATES NOTARY’S OFFICE NO. 131 FEDERAL DISTRICT, MEXICO	GABRIEL BENJAMIN DIAZ SOTO NOTARY 131 OF THE FEDERAL DISTRICT
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“Cash Reserve Fund” has the meaning assigned to this term in Clause Seven, section C of the present Agreement.

“Debt Service Fund” has the meaning assigned to this term in Clause Seven, section D of the present Agreement.

“Remaining Fund” has the meaning assigned to this term in Clause Seven, section F of the present Agreement.

“Trust Funds” refers jointly to the Structuring Expenses Fund, the Maintenance Fund, the Cash Reserve Fund, the Debt Service Fund, and the Remaining Fund.

“Guarantees” has the meaning assigned to this term in the Credit Agreement.

“Structuring Expenses” refers to the sum of the Closing Costs, the Independent Supervisor’s Fees, and the Structuring Fee.

“Maintenance Expenses” refers to the sum of the following:

i) the Trustee’s fees and expenses, as specified in the Annex that I have attached hereto as Annex “M” to the present Agreement;

ii) the Outside Auditor’s fees and expenses, as specified in the present Agreement and in accordance with any instructions that the Trustee may receive from the Credit Agent;

iii) the Administrator’s remuneration (only in the event that the Administrator is a party other than Chrysler México), as specified in the respective Management and Collection Agreement, and

iv) any expense that is reasonable and is verified to be strictly necessary in order to comply with legal or contractual provisions related to the purposes and operation of the present Trust, or any expense arising from any amendment to the present Trust or to any related document, beginning on the date of signing the present Agreement, as the case may be, a fact of which the Trustor and the Primary Beneficiaries must be notified.

“Closing Costs” refers to the sum of the fees and expenses of the outside legal and tax advisors of the Primary Beneficiaries associated with the preparation and negotiation of the Transaction Documentation, as well as the notary’s fees for officially recording the Credit Agreement, as specified by the Credit Agent to the Trustor and the Trustee on the date of the signing the present Agreement.

“Independent Supervisor’s Fees” refers to the fees and expenses of the Independent Supervisor, as specified in the Annex attached to the appendix to this document as Annex “N” to the present Agreement.

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“Chrysler Properties” is the term used to refer to the Chrysler Plant and the Chrysler Laboratory jointly.

“Permitted Investments” has the meaning assigned to this term in Clause Thirteen of the Present Agreement.

“Taxes” refers to any taxes, fees, levies, charges, deductions, or withholdings of any kind that are imposed or assessed at any time by any authority of competent jurisdiction.

“VAT” refers to Value-added Tax.

“Chrysler Laboratory” refers to the property where the engineering laboratory owned by Chrysler México is currently located, this being in the Borough of Cuajimalpa in México, Federal District, along with all its structures, improvements, and fixtures, as well as all physical components, both movable and fixed, that are subject to use by the laboratory, all of which will be contributed to the Trust Assets for the purposes specified in the present Agreement. A description of the Chrysler Laboratory, including its location, area, metes and boundaries, and structures erected, as well as a list of the physical components, both movable and fixed, that are subject to use by this property, is contained in the valuation attached to the appendix to this document under letter “H.”

“Power of Attorney” refers to the power of attorney granted by Chrysler México to Bancomext for purposes of structuring and implementing the Credit.

“Machinery and Equipment” has the meaning assigned to this term in Clause Two, paragraph C hereof.

“Majority of the Lenders” refers to the Lenders that, at any time, jointly hold a percentage that is at least equal to fifty-one percent of the Lenders’ Share of the Credit, provided that they have the favorable vote of Nafin and Bancomext, for as long as said institutions remain the sole Lenders of the Credit.

“Highest Bidder” has the meaning assigned to this term in Clause Fourteen of the present Trust Agreement.

“Nafin” has the meaning assigned to this term in the introduction to the present Agreement.

“Notice from the Trustee” has the meaning assigned to this term in Clause Fourteen of the present Trust Agreement.

“Notice of Termination” has the meaning assigned to this term in Clause Twenty-One of this Trust Agreement.

“Share” has the meaning assigned to this term in the Credit Agreement.

[stamp:] LIC. G. BENJAMIN DIAZ SOTO UNITED MEXICAN STATES NOTARY’S OFFICE NO. 131 FEDERAL DISTRICT, MEXICO	GABRIEL BENJAMIN DIAZ SOTO NOTARY 131 OF THE FEDERAL DISTRICT
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“Trust Assets” has the meaning assigned to this term in Clause Four of the present Agreement.

“Party” refers to any party, whether an individual or a legal entity, professional or commercial partnership, association, contractual joint venture, trust, government, government agency, or any other entity.

“Pesos” and the symbol “$” refers to legal tender in the United Mexican States.

“Chrysler Plant” refers to the property where the vehicle assembly plant owned by Chrysler México is currently located, this being in Saltillo, [State of] Coahuila, along with all its structures, improvements, and fixtures, as well as all physical components, both movable and fixed, that are subject to use by the plant, all of which will be contributed to the Trust Assets for the purposes specified in the present Agreement. A description of the Chrysler Plant, including its location, area, metes and boundaries, and structures erected, as well as a list of the physical components, both movable and fixed, that are subject to use by this property, is contained in the valuation attached to the appendix to this document under letter “G.”

“Fiat 500 Platform” refers to the assembly platform for the vehicle referred to as the Fiat 500, a platform which will be constructed and launched at the property owned by Chrysler México, which is located in Toluca, State of México, with the Credit funds. A layout plan of the property in which the Fiat 500 Platform will be constructed, including the plan indicating where said platform will be located and the description of the components comprising it, is attached to the appendix to this document under letter “Ñ.”

“Credit Drawdown Period” refers to a period of twenty-one months beginning with the signing of the Credit Agreement.

“Administrator’s Reports” refers to the monthly reports that the Administrator (or the Successor Administrator, as the case may be) provides to the Trustee and the Credit Agent regarding the status of the invoices that document the Collection Rights, as specified in this regard in the Management and Collection Agreement and on terms and conditions that are acceptable to the Credit Agent, which must be duly signed by a legal representative of Chrysler México. These reports must contain, at a minimum, (a) the outstanding balance of all invoices for Export Sales generated by Chrysler México during the immediately preceding month; (b) the amounts collected on Export Sales in the preceding calendar month; (c) information from invoices that document Export Sales with respect to which there has been a default in the preceding calendar month and the reason for said default, and (d) information regarding invoices that document Export Sales, the nominal value of which has not been paid in full by Chrysler Group and the cause of such failure to pay.

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“Outside Auditor’s Reports” refers to the following reports which the Outside Auditor must provide to the Credit Agent, together with a copy for the Trustor, within 180 days after the end of every fiscal year:

(i) An annual audit report on terms and conditions acceptable to the Credit Agent concerning the Trustee’s Reports, which will include the appropriate notes;

(ii) An annual audit report on terms and conditions acceptable to the Credit Agent concerning the reasonableness and sufficiency of the Administrator’s Reports, which must identify any anomaly or discrepancy detected with respect to the information provided by the Administrator in the Administrator’s Reports, and

(iii) The reports referred to in Clause 17, section A (3) of the Credit Agreement.

“Trustee’s Reports” refers to the following reports which the Trustee must provide to the Trustor, together with a copy for the Credit Agent:

(i) monthly account statements reflecting the general status of the accounts and funds comprising the Trust Assets, and all activity in each of the accounts and funds of the Trust in the immediately preceding month; said statements are to be submitted within 10 days after the end of each month, and

(ii) quarterly financial statements (balance sheets, income statements, trial balances) pertaining to the Trust, which are to be submitted within ten days after the end of each quarter.

“Independent Supervisor” refers to the firm of PriceWaterhouseCoopers, Sociedad Civil [Professional Partnership], which will enter into the Independent Supervisor Agreement.

“Successor Independent Supervisor” refers to any internationally renowned consulting firm that is designated in accordance with the present Agreement and the Independent Supervisor Agreement and which has the experience, resources, and necessary capacity to enter into the Independent Supervisor Agreement with the Trustee.

“Exchange Rate” refers to the rate of exchange for settling obligations denominated in foreign currency and payable in the Republic of Mexico, as published by the Bank of Mexico in the Official Gazette of the Federation on the respective date.

[stamp:] LIC. G. BENJAMIN DIAZ SOTO UNITED MEXICAN STATES NOTARY’S OFFICE NO. 131 FEDERAL DISTRICT, MEXICO	GABRIEL BENJAMIN DIAZ SOTO NOTARY 131 OF THE FEDERAL DISTRICT
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“Assessor” refers to Banco Nacional de México, Sociedad Anónima, a Full-Service Banking Institution and Member of the Banamex Financial Group; BBVA Bancomer, Sociedad Anónima, a Full-Service Banking Institution, BBVA Bancomer Financial Group; Banco Mercantil del Norte, Sociedad Anónima, Banorte Financial Group; HSBC México, Sociedad Anónima, a Full-Service Banking Institution, HSBC Financial Group; Banco Santander, Sociedad Anónima, a Full-Service Banking Institution , Santander Financial Group, and Scotiabank Inverlat, Sociedad Anónima, a Full-Service Banking Institution, Scotiabank Inverlat Financial Group, or any other Mexican lending institution duly authorized to operate as a full-service bank belonging to a financial group in Mexico that is acceptable to the Guarantee Agent.

“Export Sales” refers to all product sales made by Chrysler México for the export market, including by way of example but not limited to sales of vehicles, engines, or any other product.

Terms that are defined with an initial capital letter in the present Agreement that appear in the singular also include the plural and vice versa, and references to any gender include both genders. The references made in the present Agreement to representations, clauses, paragraphs, sections, subsections, or annexes refer to the representations, clauses, paragraphs, sections, subsections, or annexes to, or with respect to, the present Agreement, unless expressly specified otherwise.

TWO. Establishment. The parties to the present Agreement hereby establish an Irrevocable Trust Agreement for the Management, Guarantee and Source of Payment with Rights of Reversion, for purposes of which they designate the Trustee, who agrees to act as such in the present Trust and to perform its assignment in accordance with the terms and conditions specified in the present Agreement. To this end:

A. Collection Rights. The Trustor hereby irrevocably contributes and transfers the following to the Trustee, for the purposes specified herein, and the Trustee acknowledges and accepts said contribution, transfer, and delivery: (a) the Initial Collection Rights and (b) any and all rights, monies, and/or values, as the case may be, resulting from the exercise thereof.

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1. The contribution of the Initial Collection Rights made by the Trustor pursuant to the present Clause is made as provided in Articles three hundred eighty-nine, three hundred ninety, three hundred ninety-one, and other applicable articles of the Commercial Code and Articles two thousand twenty-nine, two thousand thirty-two, two thousand thirty-three, two thousand forty-six, and other applicable articles of the Civil Code for the Federal District and the corresponding and concurrent articles of the Federal Civil Code and the civil codes of the states of the Mexican Republic, depending on their nature, together with all rights and privileges accruing to them in law and in fact, without limitation, and the Trustee ratifies its acceptance of this assignment for the purposes specified in the present Agreement.

2. Furthermore, the assignment of the Initial Collection Rights is subject to the following:

i) The Trustor guarantees the existence and legitimacy of the Initial Collection Rights derived from the Assembly Agreement and from Sales Exports to Chrysler Canada;

ii) The Trustor hereby declares that, via the signing and delivery of a consent letter by duly authorized legal representatives of the Chrysler Group and Chrysler México, the Chrysler Group consents to the transfer of the Collection Rights derived from the Assembly Agreement that is being formalized through the present Agreement. Moreover, the Trustee will provide the Chrysler Group with written notice of the details of the Collection Account opened by the Trustee, to which the Chrysler Group shall make the payments of the Collection Rights derived from the Assembly Agreement that are necessary for purposes of covering the Minimum Collection and [to which], in the event that the Trustee notifies the Chrysler Group that a Cause for Accelerated Maturity has arisen and continues to exist, the Chrysler Group must deposit all payments of the Collection Rights derived from the Assembly Agreement into the Collection Account in accordance with the terms of the Chrysler Group’s consent, and

iii) The Trustor hereby declares that, via the signing and delivery of a consent letter by duly authorized legal representatives of Chrysler Canada and Chrysler México, Chrysler Canada consents to the transfer of the Collection Rights derived from Export Sales to Chrysler Canada that has been formalized through the present Agreement. Moreover, the Trustee shall provide Chrysler Canada with written notice of the details of the Collection Account opened by the Trustee, into which Chrysler Canada shall deposit all payments derived from the Collection Rights derived [from] Export Sales to Chrysler Canada in accordance with the terms of Chrysler Canada’s consent in the event that the Trustee notifies Chrysler Canada that a Cause for Accelerated Maturity has arisen and continues to exist.

[stamp:] LIC. G. BENJAMIN DIAZ SOTO UNITED MEXICAN STATES NOTARY’S OFFICE NO. 131 FEDERAL DISTRICT, MEXICO	GABRIEL BENJAMIN DIAZ SOTO NOTARY 131 OF THE FEDERAL DISTRICT
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3. With respect to the Collection Rights derived from Export Sales made to clients other than the Chrysler Group and Chrysler Canada, the Trustor, subject to the terms and conditions established in the Credit Agreement, hereby agrees and undertakes to (i) take all actions and sign all documents deemed necessary or appropriate for purposes of formalizing the contribution of the Collection Rights to the Trust Assets, including signing and delivering the Contribution Agreement, and (ii) notifying the clients regarding this contribution and instructing them so that, in the event that the Trustee notifies them that a Cause for Accelerated Maturity has arisen and continues to exist, such clients will deposit all payments derived from the Collection Rights directly into the Collection Account, all of this within a period not to exceed eight Business Days beginning on the date on which Collection Rights are generated vis-à-vis clients other than Chrysler Group and Chrysler Canada.

4. The transfer of the Initial Collection Rights to the Trust Assets shall be formalized through the formation of the present Agreement in a notarized document. The transfer of the Collection Rights derived from Export Sales to clients other than the Chrysler Group and Chrysler Canada to the Trust Assets will be formalized through the formation of the Contribution Agreement, [which will be] ratified before a notary public.

5. The contribution of the Collection Rights to the Trust is made on the understanding that the Trustor has reserved the right to reacquire the Collection Rights upon the termination of the present Trust, provided that the principal, interest, and other incidentals that apply in accordance with the Credit Agreement have been liquidated in full. In this case, the Trustee, at the Trustor’s expense, will cause the title to the Collection Rights to revert to the Trustor. However, the Trustor will not be required to pay any compensation whatsoever to the Trustee for this reversion.

B. Chrysler Properties. The Trustor hereby transfers to the Trustee fiduciary title to the Chrysler Properties, together with all rights and privileges corresponding thereto in law and in fact, free of any and all encumbrances, and without any reservations or limitations on ownership whatsoever. The allocation described above is made in accordance with the terms and conditions established in the present Trust Agreement and for the purposes specified therein.

1. The Trustor agrees to provide warranty of title in the event of dispossession as specified by law with respect to the Chrysler Properties, a responsibility that the Trustor assumes vis-à-vis the Trustee itself, thereby authorizing the latter to bind the Trustor to these terms vis-à-vis any party or parties to whom ownership of the Chrysler Properties is transferred, in accordance with the purposes of the Trust, if applicable. In due course, if the Chrysler Properties are transferred in accordance with the purposes of the Trust, the notarized document by which the transfer is made will include text to provide that all obligations created by way of dispossession as a result of events occurring prior to the date of the signing hereof will be borne by the Trustor.

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2. The Trustee hereby accepts the foregoing assignment, undertakes to faithfully carry it out, and acquires fiduciary title to the Chrysler Properties so that the Chrysler Properties can be allocated exclusively to fulfilling the purposes of the Trust in accordance with the terms and conditions specified in the present Agreement.

3. The transfer of the Chrysler Properties to the Trust Assets will be formalized through the formation of the present Agreement, in a notarized document, and through the recording of this Agreement in the Public Registries of Real Estate of the places in which the Chrysler Properties are situated.

4. The Trustor will maintain possession of the Chrysler Properties as a depository and agrees to maintain and operate them and to maintain possession of them in good condition in accordance with their nature, past practices, and in accordance with applicable law.

Unless a Cause for Accelerated Maturity has occurred and continues to exist, the Trustor may (i) use the movables that form part of the Chrysler Properties in the ordinary course of its business and in accordance with their nature, and (ii) subject to the statements appearing below, replace and refurbish the movables that form part of the Chrysler Properties in the ordinary course of its business and to the extent permitted in accordance with the terms of the Credit Agreement. To this end, the Trustor will provide the Guarantee Agent with a written request that includes a sufficiently detailed list of the assets subject to replacement, together with the necessary documentation to verify the value of such assets. Within a period of five (5) Business Days of the receipt of this request, the Guarantee Agent will review the Trustor’s request and, if the Guarantee Agent deems it appropriate, based on the foregoing, the Guarantee Agent will instruct the Trustee to execute any and all documents necessary or appropriate for purposes of formalizing the respective replacement of assets.

The Trustor will exercise due diligence in procuring, obtaining, or maintaining all governmental and non-governmental licenses, authorizations, consents, permits, approvals, certificates, and records as necessary with respect to the possession and use of the Chrysler Properties in accordance with applicable law. Upon written request from the Credit Agent, the Trustor will provide the Credit Agent with all manuals, instructions, insurance or warranty policies, and other existing documentation concerning the Chrysler Properties and the material components, machinery, and equipment that are subject to use of same.

[stamp:] LIC. G. BENJAMIN DIAZ SOTO UNITED MEXICAN STATES NOTARY’S OFFICE NO. 131 FEDERAL DISTRICT, MEXICO	GABRIEL BENJAMIN DIAZ SOTO NOTARY 131 OF THE FEDERAL DISTRICT
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The Trustor will have no right to receive any compensation for the deposit or any right to reimbursement or indemnification for any expenses it incurs in the course of maintaining the deposit. The Trustor expressly waives the rights conferred upon it by Articles two thousand five hundred seventeen and two thousand five hundred thirty-two of the Federal Civil Code and the corresponding articles of the Civil Code for the Federal District. The Trustor acknowledges and agrees that, if an Enforcement Event occurs, then the Trustor must deliver possession of the Chrysler Properties to the Trustee, or to any party designated by the Trustee, immediately but, at any rate, within a period not to exceed forty-five calendar days after the date on which the Trustee so requests in writing. All costs and expenses derived from the delivery of possession of the Chrysler Properties will be borne by the Trustor exclusively.

5. The contribution of the Chrysler Properties to the Trust Assets is made on the understanding that the Trustor has reserved the right to reacquire the Chrysler Properties upon the termination of the present Trust, provided that the principal, interest, and other incidentals that apply in accordance with the Credit Agreement have been liquidated in full. In this case, the Trustee, at the Trustor’s expense, will cause the title to the Chrysler Properties to revert to the Trustor. However, the Trustor will not be required to pay any consideration whatsoever to the Trustee for this reversion.

C. Machinery and Equipment. The Trustor hereby transfers to the Trustee fiduciary title to the machinery and equipment owned by the Trustor which is described in the document I have attached to the appendix hereto under letter “O,” which includes the invoice value thereof (the “Machinery and Equipment”), together with all rights and privileges corresponding thereto in law and in fact, free of any and all encumbrances, and without any reservations or limitations on ownership whatsoever.

1. The Trustor hereby provides to the Trustee the original invoices and other documentation verifying the Trustor’s lawful ownership of the Machinery and Equipment. All import Machinery and Equipment must have been legally imported into Mexico under the definitive importation system.

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2. The transfer of fiduciary title of the Machinery and Equipment to the Trust Assets is formalized through the signing of the present Trust Agreement before a notary and through the delivery to the Trustee of the original invoices covering the ownership of said Machinery and Equipment. The Trustee hereby accepts the foregoing assignment, undertakes to faithfully carry it out, and acquires fiduciary title to the Machinery and Equipment.

3. The Trustor will maintain possession of the Machinery and Equipment as a depository and agrees to keep it, operate it, and maintain possession of it, as well as to maintain the Machinery and Equipment itself in good condition, in conformity with past practices and in accordance with applicable law.

Unless a Cause for Accelerated Maturity has occurred and continues to exist, the Trustor may (i) use the Machinery and Equipment in the ordinary course of its business and in accordance with the nature of said Machinery and Equipment, and (ii) subject to the statements appearing below, replace and refurbish the Machinery and Equipment in the ordinary course of its business and to the extent permitted in accordance with the terms of the Credit Agreement. To this end, the Trustor will provide the Guarantee Agent with a written request that includes a sufficiently detailed list of the assets subject to replacement, together with the necessary documentation to verify the value of such assets. Within a period of five Business Days of the receipt of this request, the Guarantee Agent will review the Trustor’s request and, if said Guarantee Agent deems it appropriate, based on the foregoing, the Guarantee Agent will instruct the Trustee to execute any and all documents necessary or appropriate for purposes of formalizing the respective replacement of assets.

The Trustor will exercise due diligence in procuring, obtaining, or maintaining all governmental and non-governmental licenses, authorizations, consents, permits, approvals, certificates, requests and records as necessary for the possession and use of the Machinery and Equipment in accordance with applicable law. Upon written request from the Credit Agent, the Trustor will provide it with all manuals, instructions, insurance or warranty policies, and other existing documentation concerning the Machinery and Equipment.

The Trustor will have no right to receive any compensation for the deposit or any right to reimbursement or indemnification for any expenses it incurs in the course of maintaining the deposit. The Trustor expressly waives the rights conferred upon it by Articles one thousand five hundred seventeen and two thousand five hundred thirty-two of the Federal Civil Code and the corresponding articles of the Civil Code for the Federal District. The Trustor acknowledges and agrees that, if an Enforcement Event occurs, then the Trustor must deliver possession of the Machinery and Equipment to the Trustee, or to any party designated by the Trustee, immediately but, in any event, within a period not to exceed forty-five calendar days after the date on which the Trustee so requests in writing. All costs and expenses derived from the delivery of possession of the Machinery and Equipment, in accordance with the foregoing paragraph, will be borne by the Trustor exclusively.

[stamp:] LIC. G. BENJAMIN DIAZ SOTO UNITED MEXICAN STATES NOTARY’S OFFICE NO. 131 FEDERAL DISTRICT, MEXICO	GABRIEL BENJAMIN DIAZ SOTO NOTARY 131 OF THE FEDERAL DISTRICT
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4. The contribution of the Machinery and Equipment to the Trust is made on the understanding that the Trustor has reserved the right to reacquire the Machinery and Equipment upon the termination of the Trust, provided that the principal, interest, and other incidentals that apply in accordance with the Credit Agreement have been liquidated in full. In this case, the Trustee, at the Trustor’s expense, will cause the title to the Machinery and Equipment to revert to the Trustor. However, the Trustor will not be required to pay any consideration whatsoever to the Trustee for this reversion.

THREE. Parties to the Trust. The parties to this Trust are:

Trustor:	Chrysler de México, Sociedad Anónima de
Capital Variable.
Trustee:
Nacional Financiera, Sociedad Nacional de
Crédito, a Development Banking Institution,
Fiduciary Administration.
Primary Beneficiaries:	Nacional Financiera, Sociedad Nacional de
Crédito, a Development Banking Institution
and Banco Nacional de Comercio Exterior,
Sociedad Nacional de Crédito, a
Development Banking Institution, as well as
any other Party who comes to be
regarded as a “Lender”
in accordance with the Credit Agreement.
Secondary Beneficiary:
The Trustor.

FOUR. Trust Assets. The Trust Assets (the “Trust Assets”) will comprise the following assets and rights, which the Trustee will allocate for the performance of the purposes specified in the present Trust:

a) The Collection Rights, the Chrysler Properties, the Machinery and Equipment, and the rights derived from the insurance policies covering the Chrysler Properties and the Machinery and Equipment, as specified in the present Agreement;

b) The assets, monies, and/or values, whether in cash or in kind, that derive from the assets and rights mentioned in the section preceding this Clause, on the understanding, however, that any amounts that Chrysler México is entitled to receive in accordance with the present Agreement and the Management and Collection Agreement, once received in this manner, will not be regarded as part of the Trust Assets;

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c) The cash contributions that the Trustor is obligated to make in order to fund the Maintenance Fund, the Cash Reserve Fund, and the Structuring Expenses Fund, under the terms of Clause Seven of the present Agreement, and any other cash contributions that the Trustor makes in accordance with the present Agreement;

d) Any income obtained as a result of the Credit in accordance with the terms and conditions specified in the Credit Agreement;

e) Any funds that, for any reason whatsoever, are deposited into the accounts and funds of the Trust;

f) Any interest or returns of any kind that are derived from investing the liquid resources of the Trust Assets;

g) Any other assets, monies, or rights that, for any reason whatsoever, become part of the Trust Assets, including on account of future contributions to the Trust Assets made by the Trustor, and

h) Any and all other assets or rights that the Trustee receives for purposes of performing the purposes of the Trust or as a result thereof.

FIVE. Purposes of the Trust. The Trustor irrevocably allocates the Trust Assets for the performance of the purposes specified below and entrusts the Trustee with performing these purposes in a timely and proper manner, on the understanding that, where the Trust is referred to as an obligor or obligee of a particular act, right, or obligation, this will be understood to mean that the obligor or obligee of the act, right, or obligation in question is the Trustee, in accordance with the purposes of the present Trust Agreement and to the fullest extent of the Trust Assets, acting specifically in performance of the purposes of the Trust and solely in its capacity as Trustee of the present Trust:

a) for the Trustee (i) to enter into the Credit Agreement under terms that are substantially identical to those set forth in the model agreement attached to the appendix to the present document under letter “P”; (ii) to make the requests for Credit Drawdowns in accordance with the application forms that Chrysler de México will provide to the Trustee for this purpose, along with a copy for the Credit Agent, in writing, under the terms of the Credit Agreement; (iii) to receive the Credit proceeds as specified in the Credit Agreement, (iv) to apply the Credit monies as specified in the present Agreement and in conformity with the Credit Agreement and in the order of precedence specified in Clause Eight of the present Agreement; and (v) to [re]pay the Credit in a timely manner and fulfill all of its duties and obligations specified in the Credit Agreement and in the present Agreement;

[stamp:] LIC. G. BENJAMIN DIAZ SOTO UNITED MEXICAN STATES NOTARY’S OFFICE NO. 131 FEDERAL DISTRICT, MEXICO	GABRIEL BENJAMIN DIAZ SOTO NOTARY 131 OF THE FEDERAL DISTRICT
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b) for the Trustee, as specified in this Agreement, to receive, keep, administer, and, in case of an Enforcement Event, to enforce the assets and rights comprising the Trust Assets in accordance with the procedure specified in the Special Section of Clause Fourteen, including but not limited to the Collection Rights, the Chrysler Properties, the Machinery and Equipment, the rights derived from the insurance policies covering the Chrysler Properties and the Machinery and Equipment, and all other assets and rights that the Trustor irrevocably transfers to the Trustee as specified in Clause Two of the present Trust Agreement;

c) for the Trustee to enter into the Management and Collection Agreement with the Administrator under terms substantially identical to those set forth in the model agreement attached to the appendix to the present document under letter “Q” so that, inter alia, as specified in the Management and Collection Agreement and in the present Agreement, the Administrator will provide the management and collection services for the Collection Rights, and prepare and submit the Administrator’s Reports and any and all other information required in accordance with that agreement and with the remaining Transaction Documentation, on the understanding that, upon the termination of the Administrator’s assignment pursuant to the terms and conditions specified in the Management and Collection Agreement, the Trustee must hire the Successor Administrator indicated to the Trustee in writing by the Credit Agent;

d) for the Trustee to supervise the Administrator’s activities as specified in the Management and Collection Agreement and, if applicable, to amend or terminate that agreement as specified in same;

e) insofar as the Credit Agent fails to inform the Trustee that a Cause for Accelerated Maturity has occurred and continues to exist, to allow the Trustor to receive the payments derived from the Collection Rights (except the Minimum Collection), in accordance with and subject to the conditions specified in the present Agreement and in the Management and Collection Agreement, on the understanding, however, that at the time that a Cause for Accelerated Maturity occurs and continues to exist, each and every one of the rights to collect and receive each and every one of the payments derived from the Collection Rights will be enforced by the Trustee exclusively in accordance with the written instructions given by the Credit Agent;

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f) for the Trustee to ensure that the amounts corresponding to the Minimum Collection are deposited on a monthly basis to the Collection Account or, in the absence thereof, to the Minimum Cash Flow, and, if the Minimum Collection or Minimum Cash Flow is not deposited in any given calendar month, then the Trustee must give the Trustor notice of this fact, together with a copy for the Credit Agent, as soon as this situation occurs, but no later than the following Business Day;

g) for the Trustee to enter into the Independent Supervisor Agreement with the Independent Supervisor under terms substantially equal to those set forth in the model agreement attached to the appendix to the present document under letter “R” so that, inter alia, as specified in the Independent Supervisor Agreement and in the present Agreement, the Independent Supervisor will verify the progress of the construction and startup of the Fiat five hundred Platform under the terms and conditions specified in the Independent Supervisor Agreement and will assume the responsibility of giving notice of the respective progress so as to enable the Credit Agent to instruct the Trustee to take action to make the required payments as specified in the present Agreement and in the Credit Agreement, on the understanding that, upon the resignation or termination of the Independent Supervisor’s assignment, the Trustee must hire the Successor Independent Supervisor indicated to the Trustee in writing by the Credit Agent;

h) for the Trustee to enter into the Outside Auditor Agreement with the Outside Auditor under terms substantially identical to those set forth in the model agreement attached to the appendix to the present document under letter “J” so that, inter alia, as specified in the Outside Auditor Agreement and in the present Agreement, the Outside Auditor will provide the auditing services for the accounts and funds of the present Trust and prepare and submit the Outside Auditor’s Reports and any and all other information required in accordance with that agreement and with the remaining Transaction Documentation, on the understanding that, upon the rejection or termination of the Outside Auditor’s assignment, the Trustee must engage the services of another auditing firm indicated to the Trustee in writing by the Credit Agent;

i) for the Trustee to open the bank accounts specified in Clause Seven of the present Agreement and keep them open for as long as the present Agreement remains in effect for purposes of receiving, administering, and allocating the monies of the Trust Assets for the purposes specified here, and for the Trustee to make any and all payments, transfers, or remittances of monies that are appropriate pursuant to Clause Eight and other applicable provisions of the present Agreement; these payments, transfers, and remittances are to be charged against the Trust Assets;

j) for the Trustee to receive in the Trust accounts, via electronic funds transfer, deposit, or any other means, the monies originating from the Collection Rights and from the Credit as specified in the Transaction Documentation and Clauses Seven and Eight and other related provisions of the present Trust;

[stamp:] LIC. G. BENJAMIN DIAZ SOTO UNITED MEXICAN STATES NOTARY’S OFFICE NO. 131 FEDERAL DISTRICT, MEXICO	GABRIEL BENJAMIN DIAZ SOTO NOTARY 131 OF THE FEDERAL DISTRICT
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k) for interrupting immediately the provision to Chrysler México of monies originating from the collection of the Collection Rights under the terms of the present Agreement and applying said monies to the early repayment of the Credit Agreement in the event that the Credit Agent has declared the accelerated maturity of the Credit Agreement;

l) for the Trustee to preserve, keep, and administer the monies originating from the Collection Rights, the proceeds from any Credit granted in accordance with the Credit Agreement, and any other money that becomes part of the Trust Assets in accordance with the terms of this Agreement and to apply said monies or proceeds in accordance with the provisions of this Agreement;

m) for [the Trustee] to pay, in accordance with the order of precedence specified in Clause Eight of the present Agreement, and based on the monies originating from the Collection Rights, as well as with any other income or assets in the Trust Assets, by debit upon the Trust Assets to the fullest extent possible, on the dates and within the periods specified for this purpose in the Credit Agreement, the outstanding balance of interest, principal, and other incidentals, as well as any other amounts payable in accordance with the Credit;

n) for the Trustee to pay, in accordance with the order of precedence specified in Clause Eight of the present Agreement, and with the monies to be contributed by the Trustor for purposes of supplying the Structuring Expenses Fund, the Closing Expenses in accordance with the written instructions given by the Guarantee Agent and on the dates and within the periods specified for this purpose in the Independent Supervisor Agreement, for the Trustee to pay the Independent Supervisor’s Fees;

o) for the Trustee to sign or appear at the signing of any and all agreements, covenants and documents of which it is instructed by the Credit Agent for purposes of better achieving the purposes of the Trust and to take all actions necessary for performing these purposes;

p) for the Trustee to enter into all related agreements, covenants, and documents (including, by way of example, but not limited to, all those documents and certificates specified in the Transaction Documentation) and take all actions necessary for performing the purposes of this Trust, including, by way of example, but not limited to, the ability to open the accounts and the Trust Funds, use bank accounts, make transfers of funds, and carry out all necessary exchange transactions;

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q) for the Trustee to prepare and submit in a timely manner to the Credit Agent, together with a copy for the Trustor, the Trustee’s Reports, as well as any other information and reports concerning the present Trust, on the schedule and on the terms and conditions specified in same;

r) for the Trustee, in case of an Enforcement Event, to initiate and continue the non-judicial sale of the Assets Subject to Enforcement as specified in the present Agreement;

s) for the Trustee, once the Credit Agent has confirmed in writing that all amounts of principal, interest, and incidentals derived from the Credit Agreement have been paid in full, to take action to terminate the Trust and cause all assets and rights forming part of the Trust Assets at that time to revert to the Trustor in its capacity as Secondary Beneficiary.

SIX. Credit Agreement; Management and Collection Agreement; Independent Supervisor Agreement and Outside Auditor Agreement.

A. Credit Agreement. The Trustee, in its capacity as Borrower, together with the Lenders and with Chrysler México as joint debtor, will enter into a Credit Agreement under terms substantially identical to those set forth in the model agreement attached to the appendix hereto under letter “P” (the “Credit Agreement”).

During the Credit Drawdown Period, Chrysler México may ask the Trustee in writing (together with a copy for the Credit Agent), at least eight Business Days prior to the respective date, to submit, no later than on the following Business Day, a Credit Drawdown application as provided in the Credit Agreement, specifying the amount of such Loan Drawdown, as applicable, and the date on which the disbursement of same is requested in accordance with the Credit Agreement, as well as the intended use of the Credit Drawdown in question. The Trustee will submit the respective application subject to the terms and conditions specified in the Credit Agreement. To enable the Trustee to make the uses, payments, or remittances of proceeds of the Credit Drawdowns on the date requested by Chrysler México, the Trustee must receive the proceeds directly in the Loan Account prior to eleven o’clock a.m. on the date on which such uses, payments, or remittances are to be made. In the event that the proceeds are received after eleven o’clock a.m., the uses, payments, or remittances will be made on the immediately following Business Day.

[stamp:] LIC. G. BENJAMIN DIAZ SOTO UNITED MEXICAN STATES NOTARY’S OFFICE NO. 131 FEDERAL DISTRICT, MEXICO	GABRIEL BENJAMIN DIAZ SOTO NOTARY 131 OF THE FEDERAL DISTRICT
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B. Management and Collection Agreement; Collection of Collection Rights. The Trustee, together with the Administrator, will enter into a management agreement under terms substantially equal to those set forth in the model agreement attached to the appendix hereto under letter “Q” (the “Management and Collection Agreement”).

The management and collection activities that the Administrator must carry out with respect to the Collection Rights include, inter alia:

a) Carrying out the management and collection of the Collection Rights under the terms and conditions specified in the Management and Collection Agreement;

b) arranging and carrying out the activities necessary to collect the Collection Rights and ensure that the Minimum Collection, or, in the absence thereof, the Minimum Cash Flow, enters the Trust Assets via transfer to the Collection Account;

c) keeping on deposit and maintaining for the duration of the Management and Collection Account all originals of the Collection Rights Documents, and administering and asserting them for purposes of bringing about the collection of the Collection Rights, and

d) in general, carrying out all actions, notices, requests, and other steps required in order to complete the timely collection of the Collection Rights and the duties of collecting, managing and maintaining the Collection Rights under the terms and conditions established in the Management and Collection Agreement.

For purposes of being able to effectively carry out the aforementioned supervisory tasks, the Management and Collection Agreement will specify, inter alia,: (i) the right of the Trustee and of the Guarantee Agent to conduct periodic audits of the collection process for the portfolio comprised of the Collection Rights, (ii) the Administrator’s obligation to provide the Trustee and the Guarantee Agent with all information, files, and documents related to the Collection Rights and all other items necessary or expedient to enable a Successor Administrator to always be prepared to assume the duties of Administrator, if necessary as specified in the Management and Collection Agreement, and (iii) the Administrator’s obligation to provide all files, books, records, and electronic (or other types of) files enabling the Trustee and the Guarantee Agent to access, or to familiarize themselves with, all information associated with the Collection Rights, along with a certificate signed by the Trustor’s chief financial officer and stating that these files, books, records, and archives comprise all documents in existence and that they contain complete and accurate information concerning the Collection Rights in all material respects thereof.

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The Trustee must supervise the performance and proper fulfillment of the Administrator’s obligations pursuant to the Management and Collection Agreement.

Insofar as the Credit Agent fails to inform the Trustee that a Cause for Accelerated Maturity has occurred and continues to exist, the Trustor may collect and retain each and every one of the payments derived from the Collection Rights, for and by order of the Trustee, except any payments related to the Minimum Collection, subject to the terms and conditions of the Management and Collection Agreement, on the understanding that, at the time that a Cause for Accelerated Maturity occurs and continues to exist, the collection assigned to the Trustor under the terms described above will be deemed to have been revoked effective immediately, and the Trustee, acting on instructions from the Credit Agent, will provide each debtor of the Collection Rights with a notification on the basis of which the Trustee will instruct each of the aforementioned debtors to take action henceforth to deposit each and every one of the payments derived from the Collection Rights directly into the Collection Account.

Should the Management and Collection Agreement be terminated in accordance with the terms and conditions specified therein, Chrysler México must take all actions reasonably requested by the Trustee, acting on written instructions from the Credit Agent, so as to enable the Successor Administrator to perform its duties as such. As part of its obligations, Chrysler México will provide the Successor Administrator with access and assistance for purposes of consulting all the necessary information and documentation, as required, in order to enable the Successor Administrator to perform its activities effectively.

C. Independent Supervisor Agreement. The Trustee, together with the Independent Supervisor, will enter into an Independent Supervisor Agreement under the terms of the model agreement attached to the appendix hereto under letter “R” (the “Independent Supervisor Agreement”). Pursuant to the Independent Supervisor Agreement, the Independent Supervisor, under the terms and conditions specified in the Independent Supervisor Agreement, will, inter alia, supervise the performance of the construction and startup of the Fiat Five Hundred Platform.

[stamp:] LIC. G. BENJAMIN DIAZ SOTO UNITED MEXICAN STATES NOTARY’S OFFICE NO. 131 FEDERAL DISTRICT, MEXICO	GABRIEL BENJAMIN DIAZ SOTO NOTARY 131 OF THE FEDERAL DISTRICT
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Chrysler México shall provide the Independent Supervisor with access and facilities for consulting all information and documentation that may be necessary in relation to the construction and startup of the Fiat 500 platform and allow access to the Toluca factory where the Fiat 500 platform will be installed so that the Independent Supervisor may perform his or her duties effectively.

D. Outside Auditor Agreement. The Trustee shall enter into an Outside Auditor Agreement with the Outside Auditor under terms substantially equal to those of the form attached hereto as annex “J” (the “Outside Auditor Agreement”). Pursuant to the Outside Auditor Agreement, the Outside Auditor, under the terms and conditions established in the Outside Auditor Agreement, shall audit the Trust’s accounts and funds and prepare and submit the Outside Auditor Reports.

Chrysler México shall provide the Outside Auditor with access and facilities for consulting all information and documentation that may be necessary for the performance of his or her audit functions.

SEVEN. Trust Asset Accounts and Funds. The Trustee shall open and maintain, during the term of this Trust, the bank accounts specified in this Clause and any other account that is necessary or advisable in order to fulfill the purposes of this Trust, pursuant to the written instructions received from the Credit Agent:

A. Credit Account and Collection Account. The Trustee shall open (i) a bank account in Pesos in Mexico, into which the Credit Agent shall deposit the funds from the Credit (the “Credit Account”) and any other amount that must be deposited in Pesos and (ii) a bank account in Dollars in the United States of America, at the bank determined by the Trustee, into which the amounts corresponding to the Structuring Expenses Fund, the funds obtained as a result of the collection of the Collection Rights (including the Minimum Charge), and/or the Minimum Cash Flow shall be deposited, subject to the provisions contained in this Agreement and the Management and Collection Agreement (the “Collection Account”). The Trustee shall provide the Credit Agent and the Trustor with the access mechanisms necessary to allow them to consult Trust balances and activity electronically and remotely through the “On-line Trustee” system.

The Trustee shall establish and maintain the following funds as trust memorandum accounts:

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B. Maintenance Fund. The Trustee shall establish and maintain a fund containing, in Pesos, the amounts described below (the “Maintenance Fund”). The Maintenance Fund shall be replenished with the funds from the sources and in accordance with the mechanism specified below:

(i) the amount corresponding to the Trustee’s fees for the provision of its services as established herein. For this purpose, the Trustee shall separate out, from the resources obtained as a result of the collection of the Collection Rights that are deposited in the Collection Account or from contributions made by the Trustor, the amounts necessary to pay the Trustee’s fees under the terms established herein. The respective retention shall be carried out by the Trustee with funds deposited during the month immediately preceding the date on which the respective payment must be made, on the understanding that if the amounts deposited in the Collection Account on that date are insufficient to pay the Trustee’s fees, the Trustee shall notify the Trustor and the Credit Agent, and the Trustor shall contribute the funds necessary to make said payment within no more than two Business Days of the date of said notification;

(ii) the amount corresponding to the fees payable to the Outside Auditor for the provision of his or her services as established herein, which shall be reasonable and in accordance with market terms. For this purpose, the Trustee shall separate out, from the resources obtained as a result of the collection of the Collection Rights that are deposited in the Collection Account or from contributions made by the Trustor, the amounts necessary to pay the Outside Auditor’s fees. The respective retention shall be carried out by the Trustee with funds deposited during the month immediately preceding the date on which the respective payment must be made, on the understanding that if the amounts deposited in the Collection Account on that date are insufficient to pay said fees, the Trustee shall notify the Trustor and the Credit Agent, and the Trustor shall contribute the funds necessary to make said payment within no more than two Business Days of the date of said notification. The Outside Auditor’s fees shall be paid by the Trustee for and by order of the Trustor and on the understanding that said fees must be reasonable and in accordance with market terms;

[stamp:] LIC. G. BENJAMIN DIAZ SOTO UNITED MEXICAN STATES NOTARY’S OFFICE NO. 131 FEDERAL DISTRICT, MEXICO	GABRIEL BENJAMIN DIAZ SOTO NOTARY 131 OF THE FEDERAL DISTRICT
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(iii) the amount corresponding to the fees payable to a Successor Administrator (other than Chrysler México) for the provision of its services as established herein. For this purpose, the Trustee shall separate out, from the funds obtained as a result of the collection of the Collection Rights that are deposited in the Collection Account or from contributions made by the Trustor, the amounts necessary to pay said fees. The respective retention, if applicable, shall be carried out by the Trustee with funds deposited during the month immediately preceding the date on which the respective payment must be made, on the understanding that if the amounts deposited in the Collection Account on that date are insufficient to make said payments, the Trustee shall notify the Trustor and the Credit Agent, and the Trustor shall contribute the funds necessary to make said payments within a period of no more than two Business Days of the date of said notification. The Successor Administrator’s fees shall be paid by the Trustee for and by order of the Trustor and on the understanding that said fees must be reasonable and in accordance with market terms, and

(iv) the amounts necessary to cover the other Maintenance Expenses, as required, in order to maintain this Agreement and fulfill the obligations established herein. For said purposes, the Trustee shall separate out, from the funds obtained as a result of the collection of the Collection Rights that are deposited in the Collection Account or from contributions made by the Trustor, the amounts necessary to make said payments. The respective retention, if applicable, shall be carried out by the Trustee with funds deposited during the month in which the respective payment must be made, on the understanding that if the amounts deposited in the Collection Account on that date are insufficient to make said payments, the Trustee shall notify the Trustor and the Credit Agent, and the Trustor shall contribute the funds necessary to make said payment within a period of no more than two Business Days of the date of said notification.

The Trustee shall keep the funds deposited in the Maintenance Fund invested in the Permitted Investments as long as they are not allocated for the respective payments.

C. Cash Reserve Fund. The Trustee shall establish and maintain a reserve fund (the “Cash Reserve Fund”), to be constituted as follows: (i) at least twenty-four hours prior to the date on which a drawdown is going to be made pursuant to the Credit Agreement, the Trustor shall contribute to the Trust Assets the amounts necessary to ensure that there is always a sum equal to three quarterly interest periods for the amounts of principal of the Credit that the Borrower is going to draw down, in accordance with that which is established for that purpose in the Credit Agreement. For said purposes the Credit

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Agent, under the terms established in the Credit Agreement, shall notify the Trustor and the Trustee of the interest rate applicable to the drawdown far enough in advance, and (ii) subsequently, either from the funds obtained as a result of the collection of the Collection Rights as said amounts are received in the Collection Account, or from the Trustor’s contributions, the Trustee shall separate out and maintain, in the Cash Reserve Fund, the amounts necessary to ensure that there is always a sum equal to three quarterly interest periods for the unpaid amounts of principal of the Credit on that date.

The foregoing notwithstanding, if the Credit Agent notifies the Trustee that a Contingent Event has occurred and is continuing, the Trustee shall separate out and retain, in the Cash Reserve Fund, the amounts necessary to cover the equivalent of five quarterly interest periods for the unpaid amounts of principal of the Credit, until the Credit Agent advises the Trustee that the Contingent Event has ceased, in which case the Trustee shall release money from this fund to go back to maintaining the amounts necessary to cover three quarterly interest periods for the unpaid amounts of principal of the Credit on that date.

If the amounts deposited in the Collection Account, within the hours established for receipt of funds, are insufficient to cover the required amounts as established in this paragraph C, the Trustee shall notify the Trustor and the Credit Agent, and the Trustor shall contribute the funds necessary to cover the required amounts in accordance with the provisions of this paragraph C, no later than two Business Days following the date of said notification.

For purposes of the provisions of the preceding paragraph, the Credit Agent shall inform the Trustee and the Trustor in writing in a timely manner of the amounts that must be maintained in the Cash Reserve Fund, for which the Credit Agent shall consider any possible change of the applicable interest rate, in accordance with what is indicated above.

The amounts deposited in the Cash Reserve Fund will be kept invested in the Permitted Investments as long as they do not have to be used in accordance with the terms of this Agreement.

[stamp:] LIC. G. BENJAMIN DIAZ SOTO UNITED MEXICAN STATES NOTARY’S OFFICE NO. 131 FEDERAL DISTRICT, MEXICO	GABRIEL BENJAMIN DIAZ SOTO NOTARY 131 OF THE FEDERAL DISTRICT
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D. Debt Service Fund. The Trustee shall separate out from the resources obtained as a result of the collection of the Collection Rights, as they are deposited in the Collection Account or from contributions made by the Trustor, the amounts needed to achieve the sum required to establish and maintain a debt service reserve fund (the “Debt Service Fund”), in which the amounts will be maintained in Pesos that are necessary to cover all future interest and/or principal that falls due in accordance with the Credit Agreement, pursuant to written instructions issued for that purpose by the Credit Agent to the Trustee, starting on the date of the first Credit Drawdown and on each date corresponding to the start of the period for interest payment or repayment of principal in accordance with the provisions of the Credit Agreement.

If, thirty days prior to the next due date of Credit interest and/or principal, the amounts deposited in the Collection Account, within the hours established for receipt of funds, are insufficient to cover the full amount of the next interest and/or principal payments falling due in accordance with the Credit Agreement, the Trustee shall notify the Trustor and the Credit Agent, and the Trustor shall contribute the funds necessary to make said payment no later than one Business Day following the date of said notification.

As the amounts in the Debt Service Fund are used, the Trustee shall separate out the amounts that are being deposited in the Collection Account in order to always keep the required balance in said fund, on the understanding that as long as the amounts deposited into said fund are not allocated for the respective payments, the Trustee shall keep those funds invested in the Permitted Investments.

E. Structuring Expenses Fund. The Trustee shall establish and maintain a reserve fund (the “Structuring Expenses Fund”), constituted with the amount equal to [***] percent of the Credit, which the Trustor shall contribute to the Trust Assets on the date on which the Credit Agreement is signed. The Trustee shall allocate the resources from the Structuring Expenses Fund as follows:

(i) The Closing Costs shall be paid by the Trustee, for and by order of the Trustor, on the date on which the Credit Agreement is signed, in accordance with the instructions for distribution of payments the Trustee receives from the Credit Agent for said purpose, specifying the respective accounts and amounts, and in accordance with the order of precedence established in section B of Clause Eight of this Trust;

(ii) the amounts specified by the Credit Agent for the Independent Supervisor’s Fees shall be maintained in the Structuring Expenses Fund, and the Trustee shall pay said fees monthly, for and by order of the Trustor, under the terms established in the Independent Supervisor Agreement and in accordance with the order of precedence established in section B of Clause Eight of this Trust, and

***	Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

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(iii) the balance after subtracting from the amount deposited in the Structuring Expenses Fund the amounts for the Closing Costs and the Independent Supervisor’s fees shall be turned over to the Credit Agent on the date on which the Credit Agreement is signed, as payment of the Credit structuring fee (the “Structuring Fee”).

The amounts which are kept deposited in the Structuring Expenses Fund as indicated in subsection (ii) above for payment of the Independent Supervisor’s fees will be kept invested in the Permitted Investments as long as they do not have to be used in accordance with the terms of this Agreement, on the understanding that the yields resulting from the amounts deposited in said fund will belong to and must be turned over to the Credit Agent as established in the following paragraph.

If, upon termination or settlement of the Independent Supervisor Agreement, there is any amount remaining in the Structuring Expenses Fund, the Trustee shall turn over to the Credit Agent any existing remaining amount, along with all the yields generated in said fund, at the latest on the Business Day immediately following the day of termination or settlement of the Independent Supervisor Agreement, as payment of the Structuring Fee.

F. Remaining Fund. The balance of the resources obtained as a result of the collection of the Collection Rights that are deposited in the Collection Account and, if applicable, the yields of the invested amounts that comprise the Trust Assets, except the yields generated in the Structuring Expenses Fund, after having separated out the amounts for establishment and maintenance of the required balance in the Maintenance Fund, the Cash Reserve Fund, and the Debt Service Fund, will be paid into a general fund (the “Remaining Fund”), and said amounts shall be used by the Trustee precisely for the items and in accordance with the order of precedence established in section B of Clause Eight of this Agreement.

As long as the amounts deposited in the Remaining Fund are not allocated for their intended purposes, the Trustee shall keep said funds invested in the Permitted Investments, in accordance with the provisions of this Trust.

[stamp:] LIC. G. BENJAMIN DIAZ SOTO UNITED MEXICAN STATES NOTARY’S OFFICE NO. 131 FEDERAL DISTRICT, MEXICO	GABRIEL BENJAMIN DIAZ SOTO NOTARY 131 OF THE FEDERAL DISTRICT
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G. Foreign exchange. The Trustee will keep the amounts it receives in Dollars in that currency, and will convert to Pesos only the amounts required to address obligations denominated in that currency or [amounts required] to reserve funds that must be denominated in that currency in accordance with written instructions from the Credit Agent, with a copy for the Trustor; for that purpose, the Credit Agent shall provide the Trustee, with a copy for the Trustor, at least one Business Day prior to the date on which the respective transaction must be carried out, with written instructions establishing the precise amounts that must be converted to Pesos, and the amounts that must be reserved in Pesos in each of the funds under this Agreement, on the understanding, however, that the Trustor may ask the Trustee (with a copy for the Credit Agent) that said foreign exchange transaction not be carried out, provided that it has contributed to the Trust Assets the amounts in Pesos required by the Credit Agent in the respective instructions no later than 11:00 (eleven) a.m. on the day on which the respective foreign exchange transaction is to be carried out. The Trustee shall carry out the respective foreign exchange transactions with the institution to which the Trustee belongs at the spot exchange rate established by the treasury of said institution, on the date of the foreign exchange transaction in question.

H. Account Status Reports. During the first ten Business Days of each calendar month, the Trustee shall turn over to the Trustor, with a copy for the Credit Agent, the account status reports for the bank accounts opened at the bank to which the Trustee belongs. The Trustee shall provide the Credit Agent and the Trustor with the access mechanisms necessary to allow them to consult Trust balances and activity electronically and remotely through the “On-line Trustee” system.

EIGHT. Precedence of Disbursements. As part of the purposes of this Trust, the Trustee shall make the disbursements set forth below, respecting the order of precedence shown:

A. Funds from the Credit. The amounts and funds received in the Credit Account as the product of Credit disbursements shall be turned over immediately to Chrysler México, on the understanding that if the Trustee receives the amounts and funds after eleven o’clock a.m., the Trustee shall turn them over on the next Business Day.

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B. Funds from Collection Rights or from Contributions by the Trustor. The amounts and the resources obtained as a result of the collection of the Collection Rights or Contributions from the Trustor (and, if applicable, the yields from the invested amounts that comprise the Trust Assets, except the yields generated in the Structuring Expenses Fund), shall be allocated to fulfillment of the obligations established in the Credit Agreement and the other Transaction Documentation, on the corresponding payment date in accordance with the provisions of the Credit Agreement, this Agreement, and the other Transaction Documentation, in accordance with the following order of precedence:

1. First, to pay the Closing Costs, charged against the Structuring Expenses Fund, with the amounts and on the dates established in section E (i) of Clause Seven of this Agreement.

2. Second, to pay the Maintenance Expenses, charged against the Maintenance Fund, and the Independent Supervisor’s fees, charged against the Structuring Expenses Fund, with the amounts and on the dates established in section B and section E of Clauses Seven and Eight of this Agreement, respectively.

3. Third, to constitute or replenish the Maintenance Fund, with the amounts and on the dates established in section B of Clause Seven of this Agreement.

4. Fourth, to replenish the Cash Reserve Fund so that the amounts established in section C of Clause Seven of this Agreement are always maintained.

5. Fifth, to replenish the Debt Service Fund, with the amounts and on the dates established in section D of Clause Seven of this Agreement.

6. Sixth, for payment of interest due, fees, costs and expenses, and repayment of the principal of the Credit, or any other amount owed resulting from the Credit Agreement on the payment dates and in accordance with the terms and conditions established in the Credit Agreement, on the understanding that if the amounts available in the Debt Service Fund are insufficient to pay the corresponding balance on the respective payment date, the Trustee may use the amounts available in the Remaining Fund. The amounts referred to in this section shall be deposited by the Trustee in the accounts specified in writing by the Credit Agent so that the Credit Agent may, in turn, distribute said amounts to the Lenders on the basis of their respective Share.

[stamp:] LIC. G. BENJAMIN DIAZ SOTO UNITED MEXICAN STATES NOTARY’S OFFICE NO. 131 FEDERAL DISTRICT, MEXICO	GABRIEL BENJAMIN DIAZ SOTO NOTARY 131 OF THE FEDERAL DISTRICT
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7. Seventh, until the Credit Agent has notified the Trustee that a Cause for Accelerated Maturity has occurred and is continuing, in accordance with the Credit Agreement and subject to the provisions of paragraph C below, the resources obtained as a result of the collection of the Collection Rights and other amounts available in the Remaining Fund shall be turned over to the Trustor, on the understanding that said amounts shall be turned over precisely on the Business Day following the day on which the Trustee receives the respective funds, or the same Business Day, provided that the Trustee receives them before eleven o’clock a.m., Mexico City time, on that day;

8. The foregoing notwithstanding, if the Credit Agent notifies the Trustee in writing (i) that a Cause for Accelerated Maturity has occurred and is continuing, in accordance with the Credit Agreement, and (ii) that the period of five Business Days established in the last paragraph of Clause Twenty of the Credit Agreement has elapsed and the Credit has not been paid in full, the Trustee shall refrain from turning the funds over to the Trustor in accordance with the preceding section, and all the amounts available in the Trust Assets, as of said notification, after having separated out the amounts necessary to pay the Maintenance Expenses for the immediately subsequent payment period, shall be turned over to the Credit Agent so that the Credit Agent may allocate them for the payment of principal, interest, and other incidentals resulting from the Credit Agreement in accordance with the order of precedence of payments established in said Credit Agreement, on the understanding that the payments referred to in this section shall be made on a daily basis until the Credit Agent notifies the Trustee that the total unpaid balance of principal, interest, and other incidentals in accordance with the Credit Agreement has been fully repaid.

C. Maintenance Expenses. The amounts and funds deposited in the Maintenance Fund shall be used by the Trustee to pay the Maintenance Expenses on the dates on which said payments must be made in accordance with the provisions of Clauses Seven and Eight of this Agreement or, absent that, on the dates specified in writing by the Credit Agent to the Trustee.

If the amounts deposited in the Collection Account are insufficient to cover said Maintenance Expenses in accordance with the provisions of Clause Seven, and/or if the Trustor (i) fails to maintain the insurance on the Chrysler Property and the Machinery and Equipment under the terms of the Credit Agreement or (ii) fails to adjust the valuations of the Chrysler Property and the Machinery and Equipment in accordance with

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the provisions of the Credit Agreement, the Trustor hereby authorizes and irrevocably instructs the Trustee to purchase the respective insurance or carry out the valuations and pay, for and by order of the Trustor, the amounts for said items, charged against the resources obtained as a result of the collection of the Collection Rights deposited in the Collection Account, giving precedence to turning over funds established in favor of Chrysler México in paragraph 7 (seven) of section B above. For this purpose, the Credit Agent shall advise the Trustee in writing of the amounts that must be paid and shall provide the respective payment instructions.

D. Funds from Sale of the Assets Subject to Enforcement. As established in Clause Fourteen, the Trustee shall turn over to the Credit Agent the amounts and funds from the sale of the Assets Subject to Enforcement that are necessary so that the Credit Agent may allocate them to payment of principal, interest, and other incidentals resulting from the Credit Agreement in accordance with the order of precedence of payments established in said Credit Agreement, and the remainder of said amounts and funds, if any, shall be turned over to the Trustor.

E. Funds from Insurance Payouts. The amounts from insurance payouts on the Chrysler Property and the Machinery and Equipment shall be [allocated] to restore, replace, or repair the asset that suffered the respective casualty, subject to the terms and conditions established below, provided that Chrysler México is not in breach of its obligations under the Credit Agreement or the other Transaction Documentation, in which case said amounts shall be allocated toward making a mandatory advance payment of the Credit, under the terms of the Credit Agreement, and the remainder of said amounts and funds, if any, shall be turned over to the Trustor. The procedure for restoring, replacing, or repairing the asset that suffered a casualty when Chrysler México is not in breach of its obligations under the Credit Agreement or the other Transaction Documentation shall be as follows: (a) Chrysler México shall inform the Credit Agent of the casualty as soon as it has occurred, but no later than within the following five Business Days, setting forth the extent of the damage, impact on cash flow from the Collection Rights and on Chrysler México’s ability to pay the Credit, (b) the Agent Bank shall analyze the extent of the damage, [in terms of] whether it adversely and significantly affects Chrysler México’s ability to pay, and shall reasonably determine

[stamp:] LIC. G. BENJAMIN DIAZ SOTO UNITED MEXICAN STATES NOTARY’S OFFICE NO. 131 FEDERAL DISTRICT, MEXICO	GABRIEL BENJAMIN DIAZ SOTO NOTARY 131 OF THE FEDERAL DISTRICT
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whether the source of the Credit payment is at risk, (c) if the Agent Bank reasonably determines that the damage adversely and significantly affects Chrysler México’s ability to pay, the Agent Bank shall instruct the Trustee to allocate the proceeds of the payout received toward a mandatory advance payment of the Credit, under the terms established in the Credit Agreement; otherwise, the Credit Agent shall instruct the Trustee to turn over to Chrysler México, through the Guarantee Agent, the amount of the payout received so that he or she may allocate it toward the restoration, replacement, or repair of the assets affected by the casualty, within ten Business Days of the date on which the Credit Agent receives the notice mentioned in section (a) above, and (d) if Chrysler México receives the funds from the respective payout, the Credit Agent shall ensure that said funds are allocated precisely to restore, replace, or repair the assets affected by the casualty, for which Chrysler México shall provide the documentation required by the Credit Agent.

NINE. Obligations of the Trustor. Without prejudice to the obligations contained in the other provisions of this Agreement, and the other Transaction Documentation, the following are Obligations of the Trustor:

a) Complying with the applicable legislation and paying its tax obligations, including those related to the full amount of the Value Added Tax associated with the Collection Rights, and delivering records and documents attesting to said payments, and complying with any obligation for which it is responsible, as established in this Trust Agreement;

b) Obtaining the Chrysler Group Consent and the Chrysler Canada Consent for transfer of the Collection Rights in accordance with the provisions of Clause Seven of this Agreement;

c) Subject to the terms and conditions of the Credit Agreement and in accordance with this Agreement, formalizing the payment of all the Collection Rights generated from Export Sales to clients other than Chrysler Group and Chrysler Canada, under the terms of this Agreement and by signing and delivering the Contribution Agreement and notifying and instructing said clients that, if they are notified that a Cause for Accelerated Maturity has occurred and is continuing, all payments resulting from said Export Sales shall be made directly to the Collection Account of this Trust;

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d) Taking all additional actions that are necessary or advisable for executing the transfer to the Trust Assets of the Collection Rights, the Chrysler Property and the Machinery and Equipment, and the rights arising from the insurance covering the Chrysler Property and the Machinery and Equipment and, if necessary, initiating any legal action that is reasonably required to defend said transfer, and cooperating with the Trustee and the Credit Agent or the Guarantee Agent for recovery of the amounts owed, together with the Trustee, by the debtor of the Collection Rights, in the event of breach of its payment obligations;

e) Always keeping the Chrysler Property and the Machinery and Equipment insured for the amounts and against the risks established in the document attached hereto under letter “I,” throughout the term of this Trust, with insurers of recognized prestige and under terms satisfactory to the Credit Agent. The Trustor shall designate the Trustee as primary beneficiary, pursuant to the aforementioned insurance policies. The Trustee shall be entitled to direct payment pursuant to said insurance policies, regardless of any non-compliance or other act or omission of the Trustor. The foregoing shall be made a matter of record by means of the Certificates of Insurance that are issued in accordance with the provisions of this Agreement and the other Transaction Documentation.

The Trustor undertakes to deliver a Certificate of Insurance on the date on which this Agreement is signed, confirming that the aforementioned insurance was purchased. Also, the Trustor shall provide the Trustee with a copy for the Primary Beneficiaries, with a Certificate of Insurance making a record of the renewals of the aforementioned insurance, within fifteen Business Days of their expiration date.

f) Informing the Trustee, with a copy for the Credit Agent and the Guarantee Agent, with respect to any casualty, damage, loss, or any negative effect on the Chrysler Property and the Machinery and Equipment or any component thereof, as well as any claim or request for the payment of any indemnification arising from the insurance covering the Chrysler Property and the Machinery and Equipment. Said notice shall be delivered as soon as the respective event occurs, but no later than within the five Business Days following the occurrence of the casualty. Chrysler México shall cooperate with the Trustee to make certain that the insurer in question deposits the respective payout in the Trust Assets as soon as possible for allocation in accordance with this Agreement;

[stamp:] LIC. G. BENJAMIN DIAZ SOTO UNITED MEXICAN STATES NOTARY’S OFFICE NO. 131 FEDERAL DISTRICT, MEXICO	GABRIEL BENJAMIN DIAZ SOTO NOTARY 131 OF THE FEDERAL DISTRICT
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g) Acting as broker and agent of the Trust and for its benefit, with respect to all the income from Collection Rights and, if appropriate, their incidentals, received in any account and, in the event that a Cause for Accelerated Maturity occurs and continues, and regardless of the provisions of the Transaction Documentation, the Trustor shall act as depository with respect to any resources obtained as a result of the collection of the Collection Rights, and shall transfer said income to the Collection Account, in any event, no later than the Business Day following the date of receipt of the respective deposit;

h) As depository, retaining possession of the Chrysler Property and the Machinery and Equipment, and turning said possession over to the Trustee or to the party designated by the Trustee, within the forty-five calendar day period established in Clause Two, if an Enforcement Event has occurred. The Trustor shall be required to pay a contractual penalty of FIVE HUNDRED THOUSAND DOLLARS, LEGAL CURRENCY IN THE UNITED STATES OF AMERICA, for each day of delay in turning over possession of the Chrysler Property and the Machinery and Equipment, payable by the Trustor simply by reason of delay in compliance with said obligation, on the understanding that the payment of said contractual penalty shall not release the Trustor from its obligation to turn over possession of the Chrysler Property and the Machinery and Equipment as established herein;

i) Exercising all its rights in accordance with the acts with legal consequences which are the source of the Collection Rights, and complying with its obligations thereunder;

j) Paying the amounts corresponding to the Minimum Cash Flow if the resources obtained as a result of the collection of the Collection Rights deriving from the Assembly Agreement are insufficient to achieve a monthly cash flow of FIFTY MILLION DOLLARS, LEGAL CURRENCY IN THE UNITED STATES OF AMERICA.

k) Contributing the necessary funds to the Trust Assets to pay the Maintenance Expenses, as established in this Agreement, if the Trust Assets are insufficient.

l) Fulfilling all its obligations as established in this Agreement and the other Transaction Documentation.

TEN. Obligations of the Trustee. Without prejudice to the obligations contained in the other provisions of this Agreement, the Trustee’s obligations are as follows:

a) Drawing up and providing the Credit Agent, with a copy for the Trustor, the Trustee’s Reports under the terms of this Agreement;

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b) Opening, maintaining, and administering the Credit Account and the Collection Account in Pesos or Dollars, as applicable, under the terms of this Agreement and, only in the absence of express provision[s], opening any other account that is necessary, in accordance with the Credit Agent’s written instructions, and maintaining the funds established in Clause Seven of this Agreement;

c) Requiring the Administrator to turn over its reports in accordance with the provisions of the Management and Collection Agreement, and providing the Credit Agent with a copy of the Administrator’s Reports;

d) Carrying out all actions assigned to it by virtue of this Trust Agreement, in accordance with the applicable instructions;

e) Fulfilling each and every one of its obligations arising under this Agreement and other documents derived from it;

f) Subject to instructions and, if applicable, written authorization of the Credit Agent, entering into any agreement or arrangement, signing any instrument, debenture, or any other document that is necessary or advisable to achieve the purposes of this Trust and protect the Trust Assets;

g) Providing the Primary Beneficiaries, with a copy to the Trustor, with any reasonable information or documentation requested of it in connection with this Agreement or the Trust Assets; and

h) Upon receiving a Notification of Termination, returning the ownership and title of everything which forms the Trust Assets at that time to the Trustor, under the terms of this Agreement.

ELEVEN. Credit Agent. The Credit Agent shall have the following authorities in connection with this Trust:

a) Overseeing the proper allocation of the amounts that comprise the Trust Assets;

b) Receiving, analyzing, and approving the Trustee’s reports;

c) Instructing the Trustee regarding the actions it must take to carry out the purposes of the Trust, but only when there is no express provision in this Agreement or the other Transaction Documentation;

d) If applicable, (i) designating a Successor Administrator, (ii) negotiating the terms and conditions under which the Management and Collection Agreement will be entered into with the Successor Administrator, and (iii) instructing the Trustee regarding entering into the new Management and Collection Agreement;

e) Monitoring and ensuring that the Trustee complies with its obligations to provide information under the terms of this Agreement and the other Transaction Documentation;

[stamp:] LIC. G. BENJAMIN DIAZ SOTO UNITED MEXICAN STATES NOTARY’S OFFICE NO. 131 FEDERAL DISTRICT, MEXICO	GABRIEL BENJAMIN DIAZ SOTO NOTARY 131 OF THE FEDERAL DISTRICT
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f) Providing instructions to the Trustee regarding amending this Agreement in accordance with the provisions of Clause Seventeen or any other Transaction Documentation to which the Trustee is a party;

g) Replacing the Trustee, pursuant to the provisions of Clause Nineteen of this Agreement, and

h) The other actions for which it is responsible under the terms of this Trust and the other Transaction Documentation, on the understanding that, when the prior approval of the Credit Agent is required but there is no time limit established for that, the Credit Agent shall issue the respective resolution within the 5 (five) calendar days following the date on which the respective matter was submitted for his or her approval.

TWELVE. Administration and Defense of the Trust Assets. Responsibilities of the Trustee.

In order to administer and manage the Chrysler Property and the Machinery and Equipment and obtain, renew, or maintain any permit, license, or authorization related to said administration and management, the Trustee shall grant the persons designated by the Trustor the powers of attorney with authority for lawsuits and collections and acts of management necessary to carry out said actions, provided that a Cause for Accelerated Maturity has not occurred and is not continuing, on the understanding that, when the Credit Agent has notified the Trustee that a Cause for Accelerated Maturity has occurred and is continuing, then the Trustee, acting on instructions of the Credit Agent, shall revoke said powers of attorney and notify the Trustor so that it may, in turn, inform the respective representatives of said revocation, on the understanding that the Trustor shall submit evidence of said notification of revocation within five Business Days.

The Trustee shall be obligated to defend the Trust Assets; for this purpose the Trustee shall be obligated to grant the Persons specified in writing by the Trustor the powers of attorney that are necessary to conduct said defense, on the understanding, however, that if the Credit Agent has notified the Trustee that a Cause for Accelerated Maturity has occurred and is continuing, then the authority to instruct the Trustee regarding which Persons shall be granted powers of attorney for defense of the Trust Assets shall rest with the Credit Agent and the Guarantee Agent.

Moreover, the Trustee shall grant the Persons specified in writing by the Guarantee Agent the powers of attorney that are necessary to enforce the guarantees.

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If necessary, the Trustee shall sign the endorsements of the applicable documents giving power of attorney and execute the other documents that are necessary or advisable for collection of the Collection Rights. The Trustee shall not be responsible for the acts of any of said representatives or for payment of their fees and expenses, which shall be charged against the Trust Assets. The Trustee shall also not be responsible in any case in which it does not receive the respective instructions which would enable the Trustee to grant the powers of attorney required in order to take any action necessary to defend the Trust Assets.

If the Trustee receives a judicial notice or demand or any other kind of notice or demand with respect to this Trust, or with respect to the Trust Assets, the Trustee shall deliver said notification, within two Business Days of receipt, to the Guarantee Agent with a copy to the Trustor.

The Trustee shall not be responsible for circumstances or acts of third parties, or for acts, circumstances, or omissions of the Trustor or the Administrator that impede or hinder fulfillment of the Trust’s purposes. When the Trustee takes action in accordance with the express written instructions of the party that has the right to issue said instructions in accordance with this Agreement, or without having received said instructions, provided that the Trustee is acting in accordance with the purposes of this Agreement, it shall be released from liability.

The Trustee shall be liable to the extent of the Trust Assets, and shall not be personally liable if the Trust Assets are insufficient to meet the Trust’s obligations, in accordance with the provisions of said documents.

When, for fulfillment of the Trust’s purposes, actions must be taken on an urgent basis, and failure to take them could jeopardize the Trust Assets, and it is not possible to obtain instructions, the Trustee may, on an exceptional basis, take action at its discretion, exercising due care, in accordance with sound banking practices and the purposes of this Trust, for which it shall grant the required powers of attorney to the representatives it considers appropriate, if necessary, without liability for their actions, and their fees and expenses shall be charged against the Trust Assets.

THIRTEEN. Investment of the Funds Available in the Trust Assets. The Trustee shall invest the liquid resources that do not have to be allocated in accordance with Clause Eight of this Agreement in the permitted investments described below (the “Permitted Investments”), at financial institutions authorized for such purposes as determined by the Trustee, on the understanding that the Permitted Investments may be changed from time to time, only with the written consent of the Trustor, Trustee, and Credit Agent:

[stamp:] LIC. G. BENJAMIN DIAZ SOTO UNITED MEXICAN STATES NOTARY’S OFFICE NO. 131 FEDERAL DISTRICT, MEXICO	GABRIEL BENJAMIN DIAZ SOTO NOTARY 131 OF THE FEDERAL DISTRICT
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Government or bank debt instruments, in the time periods and under the terms specified in writing or electronically by the Credit Agent, the Trustee being responsible for their oversight and reinvesting the proceeds from the repayments of the securities, in accordance with the following:

1. Instruments issued or unconditionally guaranteed or backed by the United Mexican States with a maturity date within one year following their acquisition.

2. Investments in repurchases of government securities, only with banks that have local scale ratings of AA+ or higher from Standard & Poor’s, Sociedad Anónima de Capital Variable or the equivalent rating from Moody’s de México, Sociedad Anónima de Capital Variable or Fitch Mexico, Sociedad Anónima de Capital Variable, that meet the requirements mentioned in section 3 below, with a term not exceeding thirty days and entered into with respect to securities issued or fully guaranteed by the United Mexican States. The investments shall be limited to the equivalent of [***] DOLLARS, LEGAL CURRENCY IN THE UNITED STATES OF AMERICA, for each entity with which the investments are made.

3. Certificates of deposit, term deposits, demand deposits, or overnight deposits, maturing within three months or less of their acquisition date, issued by a commercial bank established under Mexican law whose combination of capital and reserves is not less than the equivalent of FIVE HUNDRED MILLION DOLLARS, LEGAL CURRENCY IN THE UNITED STATES OF AMERICA, with a rating of AA+ or higher from Standard & Poor’s, Sociedad Anónima de Capital Variable or the equivalent rating from Moody’s de México, Sociedad Anónima de Capital Variable or Fitch Mexico, Sociedad Anónima de Capital Variable. The investments shall be limited to the equivalent of [***] DOLLARS, LEGAL CURRENCY IN THE UNITED STATES OF AMERICA, for each entity with which the investments are made.

4. Certificates of deposit, term deposits, demand deposits, or overnight deposits, maturing within three months or less of their acquisition date, issued by a commercial bank established under the laws of the United States of America or any of its States, whose combination of capital and reserves is not less than FIVE HUNDRED MILLION

***	Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

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DOLLARS, LEGAL CURRENCY IN THE UNITED STATES OF AMERICA, with a rating of A or higher from Standard & Poor’s Rating Services or the equivalent from Moody’s Investors Service, Inc. The investments shall be limited to [***] DOLLARS, LEGAL CURRENCY IN THE UNITED STATES OF AMERICA, for each entity with which the investments are made.

In the absence of instructions from the Credit Agent or if the Trustee cannot invest the funds in accordance with the issued instructions, the Trustee shall invest in highly liquid government debt instruments or bank debt instruments.

The Trustee shall be required to invest only if the Trust Assets have minimum funds sufficient for investment under market conditions, and provided that said investments do not prevent it from using the liquid resources for the purposes established in Clause Eight.

Monthly, within the first ten days of each month, the Trustee shall provide the Trustor and the Credit Agent with a balance sheet specifying the status of the investments made with the liquid resources in the Trust Assets.

SPECIAL SECTION

EXTRAJUDICIAL TRANSFER

FOURTEEN. Procedure for Extrajudicial Sale of the Assets Subject to Enforcement. In accordance with the provisions of article four hundred three of the Ley General de Títulos y Operaciones de Crédito [General Law of Negotiable Instruments and Credit Operations], the Trustor expressly and irrevocably agrees that, when an Enforcement Event occurs, the Trustee shall sell the Assets Subject to Enforcement so that the proceeds of that sale, together with the amounts in the Trust accounts, can be used by the Trustee to pay all the amounts owed on that date in accordance with the Credit Agreement, on the understanding that said sale shall be carried out in accordance with the following:

I. Proof of a Cause for Accelerated Maturity.

1. The Trustee shall, within the three Business Days following the date of the Enforcement Event, inform the Trustor in writing, with a copy for the Credit Agent and the Guarantee Agent, about receipt of the notice issued by the Guarantee Agent (the “Notice from the Trustee”), attaching a copy of said notice, which shall specify the Cause(s) for Accelerated Maturity that gave rise to the respective Enforcement Event.

2. The Notice from the Trustee shall be considered duly delivered when submitted on Business Days and during business hours at the address designated by the Trustor under the terms of this Agreement, to the Trustor’s legal representative and, in his or her absence, to whomever is at said address or by official notice issued by a notary public.

***	Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

[stamp:] LIC. G. BENJAMIN DIAZ SOTO UNITED MEXICAN STATES NOTARY’S OFFICE NO. 131 FEDERAL DISTRICT, MEXICO	GABRIEL BENJAMIN DIAZ SOTO NOTARY 131 OF THE FEDERAL DISTRICT
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3. The Trustor shall have three Business Days from receipt of the Notice from the Trustee to object to the transfer of the Assets Subject to Enforcement, on the understanding that said objection shall be appropriate only if any of the following circumstances occurs:

(i) If the Trustor (or any third party, in its name) has made additional cash contributions to the Trust Assets in an amount sufficient to pay all the amounts due and pending payment in accordance with the Credit Agreement, so that the Trustee may pay said amounts, or

(ii) If the Trustor submits reliable written proof to the Trustee (with copy for the Guarantee Agent) of a document attesting to the extension of the time period or novation of the obligations, the breach of which gave rise to the Enforcement Event, or

(iii) If the Trustor obtains from the Guarantee Agent and submits to the Trustee written proof nullifying the Enforcement Event in question.

4. If the Trustor does not object to the sale of the Assets Subject to Enforcement as described in section three above, the Trustee shall proceed to the transfer for valuable consideration of the Assets Subject to Enforcement, in accordance with the procedure described below in this Clause.

II. Valuation and Sale Process

1. The Trustee shall obtain from an Appraiser named by the Guarantee Agent a valuation for each of the assets that comprise the Assets Subject to Enforcement (the “Enforcement Valuation”), on the understanding that the Trustee shall try to sell the Assets Subject to Enforcement for the amount of the Enforcement Valuation.

2. The Trustee shall publish an invitation (hereinafter the “Invitation”) to the private sale of the Assets Subject to Enforcement in at least one newspaper with wide circulation in Mexico City, Federal District and in the city of Saltillo, Coahuila. The Invitation shall contain the description of the Assets Subject to Enforcement, the place and time of the auction, and the price of each of the Assets Subject to Enforcement that went into the Enforcement Valuation, and shall establish that said sale is the result of the enforcement proceeding for this Trust, under the terms of this Agreement. The Invitation shall be published at least 10 (ten) calendar days before the private auction.

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3. The Invitation shall also establish that any person interested in participating in the auction shall deposit with the Trustee an amount at least equivalent to ten percent of the price of the assets he or she wishes to acquire, in certificates of deposit issued by authorized lending institutions or in cash at least two Business Days before the private auction (hereinafter the “Deposit”). No bid shall be accepted or considered valid unless the Deposit is constituted under the terms and within the time period established above. The Trustee shall adjudicate the auction, transferring the Asset(s) Subject to Enforcement for which a bid has been received in favor of the bidder who offered (from among the other bidders) the highest bid, which shall in any event be equal to or greater than the amount determined by the Enforcement Valuation (hereinafter the “Highest Bidder”).

4. The Highest Bidder shall pay, in immediately available funds, the balance of the highest bid when transfer of the respective Assets Subject to Enforcement is formalized. If the transfer of any Asset Subject to Enforcement is not carried out for any reason attributable to the Highest Bidder, the Highest Bidder shall lose the Deposit turned over to the Trustee to the benefit of the Trust Assets. This paragraph number four shall be transcribed verbatim in the Invitation.

5. If the Trustee is unable to sell any Asset Subject to Enforcement in the first private auction, it shall hold a second auction under the same terms as the first, but lowering the price established in the Enforcement Valuation of the respective asset(s) by ten percent. If the Trustee is unable to carry out the sale in the second auction, the price of the assets remaining in the Trust Assets shall be lowered by ten percent at each subsequent private auction until all the Assets Subject to Enforcement are sold, on the understanding, however, that the sale price shall never drop below fifty percent of the original price determined by the Enforcement Valuation. The second or subsequent Invitations shall be effected in accordance with the provisions of paragraphs two, three, and four of this section Roman numeral II.

6. The Trustor shall not have the right to challenge the results of the Enforcement Valuation, on the understanding that the costs and expenses of said valuation shall be covered with the amounts existing in the Trust Assets and, absent that, with the proceeds from the transfer of the Assets Subject to Enforcement, as applicable; on the further understanding that the Trustee shall not be obligated to request any valuation if the funds necessary to pay for it do not exist in or are not contributed to the Trust Assets.

[stamp:] LIC. G. BENJAMIN DIAZ SOTO UNITED MEXICAN STATES NOTARY’S OFFICE NO. 131 FEDERAL DISTRICT, MEXICO	GABRIEL BENJAMIN DIAZ SOTO NOTARY 131 OF THE FEDERAL DISTRICT
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III. Allocation of the Proceeds from Transfer of the Assets Subject to Enforcement.

Once the transfer of the Assets Subject to Enforcement has been completed, as described above, the Trustee shall allocate the proceeds of said sale in accordance with the following order of precedence:

(a) First, payment of taxes, duties, the Trustee’s fees, and other expenses, costs, and fees resulting from the transfer of the Assets Subject to Enforcement.

(b) Second, payment of the expenses and costs resulting from the Enforcement Valuation and the reasonable, documented expenses and costs related to promotion of the sale of the Assets Subject to Enforcement.

(c) Third, to the Credit Agent so that he or she may distribute it to the Primary Beneficiaries to be allocated to the payment of principal, interest, and other incidental [expenses] resulting from the Credit Agreement in accordance with the order of precedence of payments established therein.

(d) Any remainder, if applicable, to the Trustor.

The Trustor, by signing this Agreement, concurs and undertakes to cooperate with the Trustee for the enforcement and extrajudicial sale of the Assets Subject to Enforcement in accordance with the procedure set forth in this Clause. Moreover, the Trustee agrees to carry out all the actions that are necessary or advisable to expedite said sale, or ensure that they are carried out, as provided for herein, and to sign and turn over any documents and take any other action the Trustee deems necessary or advisable to ensure that said sale is effected in accordance with the applicable legislation.

The Trustor undertakes to turn over possession of the transferred assets to the respective purchasers in accordance with the Trustee’s written request, together with all the manuals, instructions, insurance policies, or bonds and other existing documentation related to said assets. The Trustor shall not be entitled to receive any consideration (as rent or for any other reason) for the duration of time that any transferred asset remains at installations owned by the Trustor. The Trustor shall continue to act as depository of said assets until they are removed by their legitimate purchaser.

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Each and every one of the costs and expenses (including but not limited to fees and commissions) that the Trustee must incur in connection with the extrajudicial sale of the Assets Subject to Enforcement provided for in this Clause, must first be paid by the Trustor to the Trustee or, to the extent that the Trustor fails to pay them, the Lenders may pay them or establish mechanisms for the payment of each and every one of said costs and expenses, on the understanding, however, that any amounts paid by the Lenders in relation to the foregoing shall also be guaranteed with the Trust Assets under the terms of this Agreement, and shall be considered, for all applicable legal purposes, to be an integral part of the obligations guaranteed hereunder.

In accordance with the provisions of article four hundred three of the General Law of Negotiable Instruments and Credit Operations, the Trustor acknowledges and signs the text of this Clause (Special Section), in addition to signing this Trust Agreement, which shall be attached hereto as annex “S.”

FIFTEEN. Indemnification to the Trustee. The Trustor hereby expressly releases the Trustee and its trust officers, advisors, officials, employees, and representatives from any liability related to the formalization of this Agreement or strict compliance with the objectives of this Trust, unless the Trustee has not exercised due care or breaches its obligations hereunder, as determined in a final ruling handed down by a competent authority, and it undertakes to indemnify the Trustee and hold it, as well as its trust officers, officials, employees, and representatives, harmless from any liability, damage, expenses, and/or costs of any nature, including reasonable, documented attorneys’ fees that may be enforced against, result from, be imposed on, or be incurred by, in connection with, or as a consequence of actions taken by the Trustee in fulfillment of its obligations and responsibilities set forth herein, in the General Law of Negotiable Instruments and Credit Operations, and other applicable provisions, or compliance with their objectives.

The Trustee shall be responsible for complying with and enforcing the terms and conditions of this Agreement and taking action exclusively under the provisions of this Agreement and in accordance with written instructions from the party authorized to issue them pursuant to this Agreement. Moreover, the Trustee shall perform the terms of this Trust Agreement exclusively in compliance herewith, charged against the Trust Assets, and assumes no obligation as an individual. The Trustee shall not grant indemnification to any of the parties to this Agreement and has no additional responsibilities hereunder.

[stamp:] LIC. G. BENJAMIN DIAZ SOTO UNITED MEXICAN STATES NOTARY’S OFFICE NO. 131 FEDERAL DISTRICT, MEXICO	GABRIEL BENJAMIN DIAZ SOTO NOTARY 131 OF THE FEDERAL DISTRICT
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The Trustor undertakes, with its own resources and not with resources from the Trust Assets, to: (i) indemnify the Trustee and hold it, its advisors, trust officers, employees, representatives, and other personnel harmless from any claim, proceeding, action, lawsuit, liability, loss, damage, remedy, or ruling presented, filed, or handed down by any competent person or authority against the Trustee, its advisors, officials, employees, representatives, and other personnel, and (ii) reimburse the Trustee, its shareholders, trust officers, employees, representatives, and other personnel for any cost, expense, or disbursement of any nature (including reasonable and duly documented expenses and fees of legal advisors) they incur, or any harm or loss they may suffer by virtue of any claim, action, proceeding, lawsuit, liability, loss, harm or remedy issued in a final ruling handed down by a competent authority against the Trustee, its shareholders, advisors, officials, trust officers, employees, representatives, and other personnel, determined by a competent judicial or administrative authority and not subject to appeal, in connection with the validity and legality of this Trust, or any actions taken by the Trustee in accordance with written instructions under the terms of this Agreement, as applicable, unless they are actions taken with negligence, fraud, or bad faith by the Trustee, its trust officers, employees, representatives, and other personnel, determined in a final ruling handed down by a competent authority.

In the event that any de facto situation or government action, or legal consequence is established, in a final ruling handed down by a competent authority, that results in financial liability for the Trust and/or the Trust Assets, caused by acts or omissions of the Trustor or by the Trustee in carrying out the Trust’s objectives, including disbursements related to the acts and concepts mentioned in the preceding paragraph (except in cases of the Trustee’s fraud, negligence or bad faith established in a final ruling handed down by a competent authority, or if the Trustee takes some action it is not authorized to take hereunder), the payment in connection with such financial liability shall be the Trustor’s responsibility.

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In the event of guilty verdicts in any action filed in connection with the Trust Assets or against the Trustee in that capacity, by any third party, the payment of any legal costs and expenses shall be the Trustor’s responsibility, payable with its own funds and not charged against the Trust Assets, and with no liability on the Trustee’s part.

SIXTEEN. Trustee’s Fees and Expenses. The reasonable, documented expenses and fees and any other amount generated in favor of the Trustee shall be the Trustor’s responsibility, in accordance with the terms of the document attached hereto as annex “M.”

SEVENTEEN. Amendments. Except as provided in Clause Thirteen, this Agreement may be amended only by a written instrument entered into by the Trustor, the Primary Beneficiaries, and the Trustee.

EIGHTEEN. Tax Obligations. Each party hereto shall be responsible for complying with its tax obligations under this Trust, in accordance with applicable legislation.

Since the Trustor has rights of reversion on the Trust Assets and there is no transfer of the assets and rights allocated to the Trust Assets for tax purposes under the terms of article fourteen, No. five, section a) of the Tax Code of the Federation, the Trustor shall make all the payments and settlements of taxes in connection with the assets and rights contributed to this Trust, including the Value Added Tax and the Single Rate Tax on Business.

At no time shall the Trustee be responsible for compliance with the tax obligations of the Trustor or the Primary Beneficiaries. Since the purposes of this Trust do not include the conducting of business activities, the Trustee shall be under no obligation to withhold, calculate, or settle any tax or contribution originating from or related to this Agreement or the transactions provided for herein, unless required in accordance with applicable legislation as a consequence of the execution of acts relating to the purposes of the Trust or acts carried out on instructions of the party authorized to issue them in accordance with this Agreement. If applicable, the Trustee shall meet said tax obligations by charging them against the Trust Assets, and if sufficient resources are not available, the Trustor undertakes to increase the Trust Assets with sufficient resources to meet the tax obligations specified in this Clause, and the Trustor and/or the Primary Beneficiaries shall be obligated to reimburse the Trustee for the duly documented expenses it incurs in this respect, depending on the party obligated to pay the respective tax.

[stamp:] LIC. G. BENJAMIN DIAZ SOTO UNITED MEXICAN STATES NOTARY’S OFFICE NO. 131 FEDERAL DISTRICT, MEXICO	GABRIEL BENJAMIN DIAZ SOTO NOTARY 131 OF THE FEDERAL DISTRICT
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The foregoing is on the understanding that the Trustor and/or the Primary Beneficiaries shall provide the Trustee, not later than fifteen Business Days prior to the deadline for compliance with the respective tax obligation, with all the information and/or documentation necessary for compliance therewith, without liability on the part of the Trustee in the event of failure to turn over the information and/or documentation or if it is false or erroneous.

The Trustee shall be responsible for the taxes incurred in connection with the collection of its fees, so the Trustor and the Primary Beneficiaries shall comply, on their own behalf, and acknowledge as their own, with respect to the portion that corresponds to them under law, with all the other tax obligations under this Trust.

The Trustor and/or the Primary Beneficiaries, as appropriate in accordance with the applicable legal provisions, shall provide the Trustee, when it so requests, with all the documents that are necessary or sufficient to demonstrate that their tax obligations in connection with this Trust have been duly and totally complied with.

The transfer of the Trust Assets to the Trustee in accordance with this Agreement is not and shall not be considered an assignment under the terms of part five, section a), article 14 of the Tax Code of the Federation of Mexico, since the Trustor has rights of reversion to recover ownership of the Trust Assets in accordance with this Agreement.

NINETEEN. Replacement of Trustee. Successors in Title and Assignees.

The Trustee may waive its duties only in the cases and in accordance with the provisions of article three hundred ninety-one of the General Law of Negotiable Instruments and Credit Operations. If the Trustee fails to fulfill its obligations without just cause, the Credit Agent, acting on the agreement of the Majority of the Lenders, may remove it provided that he or she designates a successor trustee.

In all cases, the successor Trustee must be a Mexican institution with a trusteeship department of recognized national prestige, to the satisfaction of the Majority of the Lenders.

No resignation or removal of the Trustee, as applicable, shall be effective until the new trustee accepts the position and assumes its duties.

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Replacement of the Trustee shall be subject to written instructions from the Credit Agent to the Trustee and by means of a successorship agreement signed by the successor trustee and the replaced trustee. Immediately afterward, the Trustee shall transfer to the successor trustee all the assets comprising the Trust Assets (held by it as Trustee), and only then shall the resignation or removal of the Trustee be effective, and the successor trustee shall assume all the Trustee’s rights, authorities, and obligations pursuant to this Agreement, which shall be set forth in said successorship agreement.

This Agreement shall be binding on the parties and their respective permitted assignees and successors in title. The Trustor may not assign its rights and obligations under this Agreement without the prior written consent of the other parties.

TWENTY. Legal Provisions. In accordance with the provisions of No. nineteen of Article one hundred six of the Ley de Instituciones de Crédito [Financial Institutions Law], the Trustee declares that it unequivocally explained to each Trustor the legal effect and consequences of No. 19, which says, verbatim:

“Article 106.- The Financial Institutions shall be prohibited from:

XIX. In carrying out the transactions mentioned in No. XV, Article 46 of this Law:

a) Repealed;

b) Being liable to the Trustor, principals, or settlors for breach by the debtors with respect to Credits extended, or [breach] by issuers concerning the securities acquired, unless due to their own fault, in accordance with the provisions of the final part of Article 391 (three hundred ninety-one) of the General Law of Negotiable Instruments and Credit Operations, or guaranteeing receipt of yields by the funds whose investment is entrusted to them.

If at the conclusion of the trust, agency agreement, or assignment established for the extension of Credits, the Credits have not been repaid by the debtors, the institution shall transfer them to the Trustor or beneficiary, as applicable, or to the principal or settlor, and shall not cover the amount thereof.

Agreements for trusts, agency, or assignment shall include, in a prominent place, the provisions of this section and a declaration from the trustee to the effect that it unequivocally advised the persons from whom it received assets or rights for allocation to the trust of its content;

[stamp:] LIC. G. BENJAMIN DIAZ SOTO UNITED MEXICAN STATES NOTARY’S OFFICE NO. 131 FEDERAL DISTRICT, MEXICO	GABRIEL BENJAMIN DIAZ SOTO NOTARY 131 OF THE FEDERAL DISTRICT
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c) Acting as trustees, agents, or commission agents, in trusts, agency agreements or assignments respectively, through which funds from the public are directly or indirectly collected, by any act causing direct or contingent liability, except trusts established by the Federal Government through the Ministry of the Treasury and Public Credit and trusts through which securities listed in the National Registry of Securities are issued in accordance with the provisions of the Ley del mercado de valores [Securities Market Law];

d) Performing the trusts, agency agreements, or assignments referred to in the second paragraph of article 88 of the Ley de sociedades de inversión [Mutual Fund Company Law];

e) Taking action in trusts, agency agreement, or assignments through which limitations or prohibitions contained in the financial laws are evaded;

f) Using funds or securities of the trusts, agency agreements, or assignments intended for the granting of credits, in which the trustee has discretionary authority to grant credits for the purpose of carrying out transactions, by virtue of which their trust officers, the members of the board of directors or managing board, as applicable, both regular members and alternates, whether or not currently performing their duties; the institution’s employees and officials; the regular or alternate statutory auditors, whether or not currently performing their duties; the institution’s outside auditors; the members of the technical committee of the respective trust; the ascendants or descendants in the first degree or their spouses, the companies at whose meetings said persons or the same institutions have a majority, and those persons determined by the Bank of Mexico through general provisions, become or may become debtors.

g) Administering landed property unless administering to distribute the inheritance among heirs, legatees, associates, or creditors, or to pay an obligation or to guarantee fulfillment with the value of the property or its revenues and, in these cases, the administration shall not exceed two years, except in the cases of production trusts or security trusts, and

h) Formalizing trusts that administer sums of money contributed periodically by consumer groups established through marketing systems, intended for the acquisition of certain goods or services provided for in the Ley Federal de Protección al Consumidor [Federal Consumer Protection Law].

Any agreement contrary to the provisions of the foregoing sections shall be null and void.”

Under the terms of the provisions of number five point five of circular one slash two thousand five issued by the Bank of Mexico, below we transcribe number six of said circular:

“6. PROHIBITIONS:

6.1 In the establishment of Trusts, the Trust Institutions shall be prohibited from:

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a) Charging the trust assets prices different from those agreed to when the transaction was set up;

b) Guaranteeing the receipt of yields or prices by the funds whose investment is entrusted to them, and

c) Carrying out transactions under conditions and terms contrary to their internal policies and sound financial practices.

6.2 The Trust Institutions may not carry out transactions with securities, debentures, or any other financial instrument that does not meet the specifications set forth in the respective Trust Agreement.

6.3 The Trust Institutions may not operate types of Trust[s] that they are not authorized to undertake pursuant to their governing laws and provisions.

6.4 In no event may the Trust Institutions pay, against the Trust Assets, any penalty imposed on said institutions by any authority…

…6.6 The Trust Institutions shall adhere to the provisions of article 106 No. XIX of the Ley de Instituciones de Crédito [Financial Institutions Law], article 103 No. IX of the Securities Market Law, article 62 No. VI of the Ley General de Instituciones y Sociedades Mutualistas de Seguros [Insurance Institution and Mutual Insurance Company Law], and article 80 No. VI Bis of the Ley Federal de Instituciones de Fianzas [Federal Surety Company Law], as applicable to each Institution.”

Pursuant to Circular one slash two thousand five, the Trustee has clearly and unequivocally explained to the parties to this Trust the content of number five point four of Circular one slash two thousand five and the following preventive measures:

“(i) The Trustee may carry out the transactions referred to in number 5.4 of Circular 1/2005, i.e., transactions with [*], acting on its own behalf, provided that they are transactions which the Financial Institutions Law or provisions based on it allow it to undertake, and preventive measures are established in order to avoid conflicts of interest (the “Transactions”).

(ii) The Transactions shall be carried out subject to express approval which, in each case, is granted by the Technical Committee through written instructions it issues to the Trustee in any manner that involves a documentary record, including electronic.

(iii) In carrying out the Transactions, the rights and obligations of the Trustee acting in that capacity and on its own behalf shall not be extinguished by commingling.

[stamp:] LIC. G. BENJAMIN DIAZ SOTO UNITED MEXICAN STATES NOTARY’S OFFICE NO. 131 FEDERAL DISTRICT, MEXICO	GABRIEL BENJAMIN DIAZ SOTO NOTARY 131 OF THE FEDERAL DISTRICT
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(iv) The department or area of [*] that carries out Transactions, acting on its own behalf, and the trust department or area of the Trustee, shall not be directly attached to each other.”

TWENTY-ONE. Term, Irrevocability, and Extinction. This Agreement shall be effective on the date on which it is signed. This Trust is irrevocable and shall remain in effect as long as necessary to carry out its purposes, on the understanding that this Trust shall in no event exceed the maximum duration permitted by law. In particular, this Trust shall remain in effect until the Trustee receives notice of termination from the Guarantee Agent, substantially in the terms of the form attached hereto as annex “T” (“Notice of Termination”). The Notice of Termination shall be delivered by the Guarantee Agent to the Trustee (with copy for the Trustor) immediately, but in any event within the five Business Days following the date on which the amounts owed pursuant to the Credit Agreement have been paid. When the Guarantee Agent delivers the Notice of Termination to the Trustee in accordance with the provisions of this Clause, all rights appertaining to the Primary Beneficiaries pursuant to this Agreement shall terminate, and the Trustee shall return the property and ownership of the Trust Assets to the Trustor, at its cost, under the terms of and in accordance with the documentation that is reasonably required.

TWENTY-TWO. Notifications. Unless otherwise established in this Agreement, all notifications, requests, and other communications to any party hereto shall be in writing and shall be considered to have been received if delivered personally or by a messenger service with immediate delivery to the addresses established by each party as follows (or to any other addresses subsequently reported by the parties hereto in accordance with the provisions of this Clause):

Trustor and Secondary Beneficiary:

Chrysler de México, Sociedad Anónima de Capital Variable;

Prolongación Paseo de la Reforma No. 1240, piso 11, Colonia Santa Fe, C.P. 05109, Mexico City, Federal District.

Telephone: (fifty-two hyphen fifty-five) fifty hyphen eighty-one hyphen thirty-four hyphen forty-six.

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Fax: (fifty-two hyphen fifty-five) fifty hyphen eighty-one hyphen hyphen [sic] thirty-two hyphen sixteen.

E-mail: cristina.alcala@chrysler.com

Attention: Legal Department

Primary Beneficiaries:

Nacional Financiera, Sociedad Nacional de Crédito,

Institución de Banca de Desarrollo

Insurgentes Sur No. 1971

Colonia Guadalupe Inn

C.P. 01020

Mexico City, Federal District

E-mail: gmartinc@nafin.gob.mx

Telephone: (fifty-two hyphen fifty-five) fifty-three hyphen twenty-five hyphen sixty hyphen zero zero

Fax: (fifty-two hyphen fifty-five) fifty-three hyphen twenty-five hyphen sixty-six hyphen seventy-seven

Attention: Corporate Finance Department

Banco Nacional de Comercio Exterior, Sociedad Nacional de Crédito,

Institución de Banca de Desarrollo

Periférico Sur No. 4333

Colonia Jardines de la Montaña

C.P. 14210

Mexico City, Federal District

Telephone: (fifty-two hyphen fifty-five) fifty-four hyphen forty-nine hyphen ninety hyphen zero zero

Fax: (fifty-two hyphen fifty-five) fifty-four hyphen forty-nine hyphen ninety-four hyphen eighty-five

E-mail: lacosta@bancomext.gob.mx

Attention: Executive Directorate of Corporate Financing

Trustee:

Nacional Financiera, Sociedad Nacional de Crédito, Institución de Banca de Desarrollo, Dirección Fiduciaria

Insurgentes Sur Número 1971

Colonia Guadalupe Inn

C.P. 01020

Mexico City, Federal District

E-mail: vmtellez@nafin.gob.mx

[stamp:] LIC. G. BENJAMIN DIAZ SOTO UNITED MEXICAN STATES NOTARY’S OFFICE NO. 131 FEDERAL DISTRICT, MEXICO	GABRIEL BENJAMIN DIAZ SOTO NOTARY 131 OF THE FEDERAL DISTRICT
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Telephone: (fifty-two hyphen fifty-five) fifty-three hyphen twenty-five hyphen sixty hyphen zero zero

Fax: (fifty-two hyphen fifty-five) fifty-three hyphen twenty-five hyphen sixty-six hyphen seventy-seven.

Attn: Trust Department

Unless the parties give written notice of a change of address or a change of the person to whom they should be addressed, the notices, notifications, and other judicial and extrajudicial proceedings submitted to the indicated addresses shall be fully effective.

TWENTY-THREE. [***]

[***]

TWENTY-FOUR. Electronic Deposits and Media

The parties hereto take note of and accept that, for any contributions to the Trust Assets, and for any deposit of funds to said assets, the contributor or depositor shall notify the Trustee of said contribution or deposit no later than eleven o’clock a.m. on the same Business Day on which the deposit is made.

If the respective notice is not given, the Trustee shall not be required to post and pay the corresponding amounts into the Trust Assets until the date on which it is notified of the deposit or contribution, and said deposit or contribution shall not accrue any interest or produce any yield until the date on which the Trustee becomes aware of it.

The parties agree, as of now, [to] the use of the Internet, through the “On-line Trustee” system,

***	Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

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to send instructions to the Trustee for transactions with the liquid resources in the Trust Assets, through the person(s) authorized therefore under this Agreement or applicable legislation, and the guidelines specified for such purposes by the Trustee, accepting, here and now, any responsibility for the use of the password which the Trustee provides for access to such electronic media, in accordance with the following:

1. The user will be identified through codes and passwords provided by the Trustee which, for purposes of article fifty-two of the Financial Institutions Law, shall be considered the mechanism of identification, the use and disposition of such means of identification being the exclusive responsibility of the designated person(s).

2. The instructions sent through the use of the aforementioned electronic medium shall have the same legal force as the instructions containing the original signature of the person(s) authorized to issue instructions related to the drawdown of the liquid resources in the Trust Assets, and the Trustee shall be responsible for guaranteeing the integrity of the information transmitted through said media.

3. The creation, transmission, modification, or extinction of rights and obligations inherent to the transactions and services in question shall be made a matter of record through a log which will maintain each and every piece of information concerning the instructions received.

4. Users will be authenticated through access codes and passwords, as well as a second authentication device that uses dynamic information for monetary transactions.

5. Confirmation of the monetary transactions carried out through the electronic media, as applicable, may be effected by the Trustee through the same electronic media, using the following options:

(i) Query of activities and query of balances for investment agreements, fees pending payment, and yield rates.

(ii) Instructions for deposit, withdrawal, transfer between agreements, payment of fees, and pending instructions.

(iii) Financial information consisting of account status report, general balance sheet, profit and loss statement, and trial balances.

[stamp:] LIC. G. BENJAMIN DIAZ SOTO UNITED MEXICAN STATES NOTARY’S OFFICE NO. 131 FEDERAL DISTRICT, MEXICO	GABRIEL BENJAMIN DIAZ SOTO NOTARY 131 OF THE FEDERAL DISTRICT
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6. The Trustee hereby notifies the parties that the principal risks which exist in connection with the use of electronic media, under the terms of this Clause, are:

(i) Theft of profile using malicious code and potential electronic fraud.

(ii) Impossibility of carrying out transactions.

(iii) Potential theft of the service owner’s sensitive data.

(iv) Access to portals compromising the user’s security profile.

7. The recommendations for preventing irregular or illegal transactions are:

(i) Keep the operating system and all its components up to date.

(ii) Use antivirus software and keep it up to date.

(iii) Install a personal security device (firewall).

(iv) Install anti-spyware software and keep it up to date.

(v) Configure the Internet Explorer security and privacy levels to not lower than “medium.”

(vi) Do not access a link in an e-mail if the sender’s authenticity cannot be verified.

(vii) Make sure you are on a website that is secure for commercial or electronic banking transactions.

(viii) Never disclose the confidential information to anyone.

(ix) Change user names and passwords frequently.

(x) Learn the warning signs.

(xi) Consider installing a toolbar on the explorer to protect from fraudulent sites.

(xii) Avoid carrying out financial transactions from public places or wireless networks.

(xiii) Periodically review all the accounts with electronic access.

(xiv) Contact the Trustee if you encounter anything irregular.

(xv) Report fraudulent e-mails.

The Credit Agent is responsible for reporting to the Trustee in a timely manner any change in the register of users authorized to utilize the Trustee’s electronic media. These changes must include the additions and deletions of users and changes in their functions with respect to sending instructions pursuant to the Trust Agreement.

The respective notice shall be given in a document signed by the Credit Agent.

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TWENTY-FIVE. Jurisdiction; Applicable Legislation. This Agreement shall be governed by and interpreted in accordance with the laws of the United Mexican States. The parties irrevocably submit to the jurisdiction of the competent courts of the Federal District, with respect to any legal action or proceeding related to or arising from this Agreement, and waive any other jurisdiction that may be applicable to them now or in the future by virtue of their present or future domicile or for any other reason.

I, THE NOTARY, CERTIFY:

I.- That I fully identified myself as a notary to the parties who are appearing and they, in my opinion, have legal capacity to enter into this act, and I assured myself of their identity in accordance with the list attached hereto as annex “U.”

II.- That the representatives of “CHRYSLER DE MÉXICO,” SOCIEDAD ANÓNIMA DE CAPITAL VARIABLE, “BANCO NACIONAL DE COMERCIO EXTERIOR,” SOCIEDAD NACIONAL DE CRÉDITO, INSTITUCION DE BANCA DE DESARROLLO, “NACIONAL FINANCIERA,” SOCIEDAD NACIONAL DE CRÉDITO, INSTITUCIÓN DE BANCA DE DESARROLLO, and “NACIONAL FINANCIERA,” SOCIEDAD NACIONAL DE CRÉDITO, INSTITUCIÓN DE BANCA DE DESARROLLO, DIRECCIÓN FIDUCIAIRIA, attest to their [legal] capacity with the certifications attached hereto as annexes “V,” “W,” “X,” and “Y,” and they declare that their legal capacity has not been revoked, modified, or extinguished, and that their principals are legally authorized to take this action.

III.- That the parties who are appearing declare that their personal circumstances are:

GERARD JOSEPH STRAYHORN, [***].

MARÍA CRISTINA ALCALÁ ROSETE, [***].

LUIS ALFONSO JAIME ACOSTA COBOS, [***],

***	Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

[stamp:] LIC. G. BENJAMIN DIAZ SOTO UNITED MEXICAN STATES NOTARY’S OFFICE NO. 131 FEDERAL DISTRICT, MEXICO	GABRIEL BENJAMIN DIAZ SOTO NOTARY 131 OF THE FEDERAL DISTRICT
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[***].

EDUARDO MUÑIZ JUÁREZ, [***].

VÍCTOR GABRIEL MARTÍN DEL CAMPO CERVERA, [***].

HÉCTOR DAVID FLORES ÁVALOS, [***].

IV.- That the parties who are appearing declare that the statements they made herein were under oath and that I advised them of the penalties incurred by those who make false statements.

V.- That I have seen the documents referred to herein.

VI.- “Z-3.” That [the document having been] read and the importance, consequences, and legal scope of this instrument having been explained to the parties who are appearing, and the parties having been advised of their right to read it personally, they indicated that they fully understand it and concur with it, signing it on the second of July, two thousand ten, at which time I legalize it. I attest.

Signature of Gerard Joseph Strayhorn, María Cristina Alcalá Rosete, Luis Alfonso Jaime Acosta Cobos, Eduardo Muñiz Juarez, Victor Gabriel Martin del Campo Cervera, and Héctor David Flores Ávalos.

Gabriel Benjamín Díaz Soto. Signature.

Legalization stamp.

SUPPLEMENTARY ANNOTATIONS

NOTE ONE.

ANNEXES “Z” AND “A” OF THIS INSTRUMENT ARE THE DOCUMENTS ATTESTING TO COMPLIANCE WITH THE LEGAL REQUIREMENTS ORIGINATING THEREWITH.

I ATTEST.

MEXICO CITY, FEDERAL DISTRICT, THE SECOND OF JULY, TWO THOUSAND TEN.

Gabriel Benjamín Díaz Soto.

Signature and seal.

***	Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

[stamp:] LIC. G. BENJAMIN DIAZ SOTO UNITED MEXICAN STATES NOTARY’S OFFICE NO. 131 FEDERAL DISTRICT, MEXICO
- 72 - 44704

I ISSUE FIRST CERTIFIED COPY FIFTH IN ITS ORDER FOR DOCUMENTARY EVIDENCE OF “CHRYSLER DE MÉXICO,” SOCIEDAD ANÓNIMA DE CAPITAL VARIABLE, ON SEVENTY-TWO PAGES OF TEXT.

MEXICO CITY, FEDERAL DISTRICT, THE SECOND OF JULY, TWO THOUSAND TEN.

I ATTEST

evb/RCCG.

[stamp:] LIC. G. BENJAMIN DIAZ SOTO UNITED MEXICAN STATES NOTARY’S OFFICE NO. 131 FEDERAL DISTRICT, MEXICO